This instrument was prepared
under the supervision of:
R. Alexander Glenn, Associate General Counsel
Florida Power Corporation
One Progress Plaza
St. Petersburg, Florida 33701


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                            FLORIDA POWER CORPORATION

                                       TO

                           FIRST CHICAGO TRUST COMPANY
                              OF NEW YORK, TRUSTEE

                              ---------------------

                                    FORTIETH
                             SUPPLEMENTAL INDENTURE

                            Dated as of July 1, 2002

                              --------------------

                          This is a security agreement
                           covering personal property
                           as well as a mortgage upon
                              real estate and other
                                    property.


                             SUPPLEMENT TO INDENTURE
                  DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED.



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NOTE TO RECORDER: The "New Series Bonds" issued by this Fortieth Supplemental
Indenture secure those certain "Pollution Control Revenue Refunding Bonds" issued by Citrus County, Florida, under authority granted by the Florida Industrial Development and Financing Act as set forth in Chapter 159, Part II of the Florida Statutes, all as defined herein. Accordingly, pursuant to FL Stat
Section 159.31, the New Series Bonds and this Fortieth Supplemental Indenture are exempt from Florida documentary stamp and nonrecurring intangible taxes.

                               TABLE OF CONTENTS*
                                                                           PAGE


Recitals .....................................................................1


Granting Language.............................................................4

Article I - The New Series Bonds..............................................6
          A.  Pollution Control Series 2002A Bonds............................6
          B.  Pollution Control Series 2002B Bonds............................9
          C.  Pollution Control Series 2002C Bonds...........................12
          D.  Form of New Series Bonds.......................................17
          E.  Interest on the New Series Bonds...............................23
Article II - Additional Covenants............................................24
Article III - Reservation of Amendment of the Indenture......................25
Article IV - Sundry Provisions...............................................26


EXHIBITS:

Exhibit A - Recording Information   A-1
Exhibit B - Property Descriptions   B-1

...................
* The headings listed in this Table of Contents are for convenience only, and should not be included for substantive purposes as part of this Supplemental Indenture.

                                    RECITALS
                                    --------

SUPPLEMENTAL INDENTURE, dated as of the 1st day of July, 2002, made and entered into by and between FLORIDA POWER CORPORATION, a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, whose post office address is 14 Wall Street, New York, New York 10005 (hereinafter sometimes called the "Trustee"), as Trustee, party of the second part.

WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned thirty-nine Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered thirty-nine indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), which created additional series of bonds secured by the Original Indenture and/or amended certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

Supplemental Indenture
       and Date                             Providing for:
--------------------------   ---------------------------------------------------
First                         $4,000,000 First Mortgage Bonds, 2 7/8%
         July 1, 1946         Series due 1974
Second                        $8,500,000 First Mortgage Bonds, 3 1/4%
         November 1, 1948     Series due 1978
Third                         $14,000,000 First Mortgage Bonds, 3 3/8%
         July 1, 1951         Series due 1981
Fourth                        $15,000,000 First Mortgage Bonds, 3 3/8%
         November 1, 1952     Series due 1982
Fifth                         $10,000,000 First Mortgage Bonds, 3 5/8%
         November 1, 1953     Series due 1983
Sixth                         $12,000,000 First Mortgage Bonds, 3 1/8%
         July 1, 1954         Series due 1984

Supplemental Indenture
       and Date                             Providing for:
--------------------------   ---------------------------------------------------
Seventh                       $20,000,000 First Mortgage Bonds, 3 7/8%
         July 1, 1956         Series due 1986, and amendment of certain
                              provisions of the Original Indenture
Eighth                        $25,000,000 First Mortgage Bonds, 4 1/8%
         July 1, 1958         Series due 1988, and amendment of certain
                              provisions of the Original Indenture
Ninth                         $25,000,000 First Mortgage Bonds, 4 3/4%
         October 1, 1960      Series due 1990
Tenth                         $25,000,000 First Mortgage Bonds, 4 1/4%
         May 1, 1962          Series due 1992
Eleventh                      $30,000,000 First Mortgage Bonds, 4 5/8%
         April 1, 1965        Series due 1995
Twelfth                       $25,000,000 First Mortgage Bonds, 4 7/8%
         November 1, 1965     Series due 1995
Thirteenth                    $25,000,000 First Mortgage Bonds, 6 1/8%
         August 1, 1967       Series due 1997
Fourteenth                    $30,000,000 First Mortgage Bonds, 7%
         November 1, 1968     Series due 1998
Fifteenth                     $35,000,000 First Mortgage Bonds, 7 7/8%
         August 1, 1969       Series due 1999
Sixteenth                     Amendment of certain provisions of the
         February 1, 1970     Original Indenture
Seventeenth                   $40,000,000 First Mortgage Bonds, 9%
         November 1, 1970     Series due 2000
Eighteenth                    $50,000,000 First Mortgage Bonds, 7 3/4%
         October 1, 1971      Series due 2001
Nineteenth                    $50,000,000 First Mortgage Bonds, 7 3/8%
         June 1, 1972         Series due 2002
Twentieth                     $50,000,000 First Mortgage Bonds, 7 1/4%
         November 1, 1972     Series A due 2002
Twenty-First                  $60,000,000 First Mortgage Bonds, 7 3/4%
         June 1, 1973         Series due 2003
Twenty-Second                 $70,000,000 First Mortgage Bonds, 8%
         December 1, 1973     Series A due 2003
Twenty-Third                  $80,000,000 First Mortgage Bonds, 8 3/4%
         October 1, 1976      Series due 2006
Twenty-Fourth                 $40,000,000 First Mortgage Bonds, 6 3/4-6 7/8%
         April 1, 1979        Series due 2004-2009
Twenty-Fifth                  $100,000,000 First Mortgage Bonds, 13 5/8%
         April 1, 1980        Series due 1987
Twenty-Sixth                  $100,000,000 First Mortgage Bonds, 13.30%
         November 1, 1980     Series A due 1990
Twenty-Seventh                $38,000,000 First Mortgage Bonds, 10-10 1/4%
         November 15, 1980    Series due 2000-2010

Supplemental Indenture
       and Date                             Providing for:
--------------------------   ---------------------------------------------------
Twenty-Eighth                 $50,000,000 First Mortgage Bonds, 9 1/4%
         May 1, 1981          Series A due 1984
Twenty-Ninth                  Amendment of certain provisions of the
         September 1, 1982    Original Indenture
Thirtieth                     $100,000,000 First Mortgage Bonds, 13 1/8%
         October 1, 1982      Series due 2012
Thirty-First                  $150,000,000 First Mortgage Bonds, 8 5/8%
         November 1, 1991     Series due 2021
Thirty-Second                 $150,000,000 First Mortgage Bonds, 8%
         December 1, 1992     Series due 2022
Thirty-Third                  $75,000,000 First Mortgage Bonds, 6 1/2%
         December 1, 1992     Series due 1999
Thirty-Fourth                 $80,000,000 First Mortgage Bonds, 6-7/8%
         February 1, 1993     Series due 2008
Thirty-Fifth                  $70,000,000 First Mortgage Bonds, 6-1/8%
         March 1, 1993        Series due 2003
Thirty-Sixth                  $110,000,000 First Mortgage Bonds, 6%
         July 1, 1993         Series due 2003
Thirty-Seventh                $100,000,000 First Mortgage Bonds, 7%
         December 1, 1993     Series due 2023
Thirty-Eighth                 Appointment of First Chicago Trust Company
         July 25, 1994        of New York as successor Trustee and
                              resignation of former Trustee and Co-Trustee
Thirty-Ninth                  $300,000,000 First Mortgage Bonds, 6.650%
         July 1, 2001         Series due 2011


WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

WHEREAS, subsequent to the date of the execution and delivery of the Thirty-Ninth Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

WHEREAS, the Company desires by this Supplemental Indenture to create three new series of bonds to be designated as (i) Pollution Control Series 2002A Bonds (the "2002A Bonds"); (ii) Pollution Control Series 2002B Bonds (the "2002B Bonds"); and (iii) Pollution Control Series 2002C Bonds (the "2002C Bonds" and together with the 2002A Bonds and the 2002B Bonds sometimes herein collectively called the "New Series Bonds"), to be issued under the Original Indenture pursuant to Section 2.01 of the Original Indenture, and also desires to deliver to the Trustee prior to or simultaneously with the authentication and delivery of the initial issue of One Hundred Sixty Million Eight Hundred Sixty-Five Thousand Dollars ($160,865,000) principal amount of New Series Bonds pursuant to

Section 4.05 of the Original Indenture and Eighty Million Dollars ($80,000,000) principal amount of New Series Bonds pursuant to Section 4.03 of the Original Indenture, the documents and instruments required by each said section; and

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation, in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto First Chicago Trust Company of New York, as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Thirty-Ninth Supplemental Indenture and situated in the State of Florida, including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

TO HAVE AND TO HOLD THE SAME unto First Chicago Trust Company of New York, the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $2,500,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:

                                   ARTICLE I
                                   ---------
                              THE NEW SERIES BONDS
                              --------------------
                    A. POLLUTION CONTROL SERIES 2002A BONDS

Section 1. There shall be a series of bonds designated "Pollution Control Series 2002A Bonds" (herein sometimes referred to as the "2002A Bonds"), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. The 2002A Bonds shall be dated as provided in Section 2.01 of the Original Indenture, and mature on January 1, 2027.

The 2002A Bonds shall be issued as fully registered bonds in denominations of Twenty-Five Thousand Dollars and, at the option of the Company, in any multiple or multiples of Five Thousand Dollars thereafter (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest on each portion thereof corresponding to particular Pollution Control Revenue Refunding Bonds (Florida Power Corporation Project) Series 2002A (the "Citrus 2002 Series A Bonds") issued by Citrus County, Florida, a political subdivision of the State of Florida ("Citrus County") under the Trust Indenture, dated as of July 1, 2002 (the "Citrus-A Indenture"), between Citrus County, Florida and JPMorgan Chase Bank, as trustee (the "Citrus-A Trustee," which term includes any successor trustee under the Citrus-A Indenture), from the last Interest Payment Date (as such term is defined in the Citrus-A Indenture) (each a "Citrus-A Interest Payment Date") to which interest on the corresponding Citrus 2002 Series A Bonds has been paid or, if no interest has been paid on the corresponding Citrus 2002 Series A Bonds, then from the date of first authentication by the Trustee of the 2002A Bonds at the rate from time to time borne by the corresponding Citrus 2002 Series A Bonds; provided, however, that in no event shall the rate of interest borne by the 2002A Bonds exceed 18% per annum. Interest on the 2002A Bonds shall be payable on each Citrus-A Interest Payment Date for the corresponding Citrus 2002 Series A Bonds and at maturity. Interest on the 2002A Bonds shall be payable to the person(s) in whose name(s) the 2002A Bonds are registered on the applicable Record Date, as defined in the Citrus-A Indenture, for the corresponding Citrus 2002 Series A Bonds (the "Regular Record Date"). The principal of, premium, if any, and interest on each said bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.

Section 2. The 2002A Bonds shall be initially issued in the aggregate principal amount of $108,550,000 to, and registered in the name of, the Citrus-A Trustee in order to secure the obligation of the Company to repay loans of the proceeds of the sale of the Citrus 2002 Series A Bonds made by Citrus County to the Company pursuant to the Loan Agreement, dated as of July 1, 2002 between the Company and Citrus County, Florida (the "Citrus-A Loan Agreement"), to finance a portion of the costs of refunding the outstanding $108,550,000 Citrus County, Florida Pollution Control Refunding Revenue Bonds (Florida Power Corporation Crystal River Power Plant Projects) Series 1992A.

The Company's obligation to make payments with respect to the principal of, premium, if any, and interest on the 2002A Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and interest on the Citrus 2002 Series A Bonds, issued contemporaneously herewith, shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the 2002A Bonds or of payments made under the Policy (as such term is defined in the Citrus-A Indenture) (the "Citrus-A Policy")), as the case may be, or there shall have been deposited with the Citrus-A Trustee pursuant to the Citrus-A Indenture trust funds sufficient under the Citrus-A Indenture to pay fully or partially, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Citrus 2002 Series A Bonds (other than by the application of the proceeds of a payment in respect of the 2002A Bonds or of payments made under the Citrus-A Policy).

Upon payment of the principal of, premium if any, and interest due on the corresponding Citrus 2002 Series A Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Citrus-A Indenture (other than by the application of the proceeds of a payment in respect of the 2002A Bonds or of payments made under the Citrus-A Policy), 2002A Bonds in a principal amount equal to the principal amount of Citrus 2002 Series A Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged, and the obligations of the Company thereunder shall be terminated and the 2002A Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Original Indenture, except as otherwise provided in the Citrus-A Indenture.

From and after the Release Date (as such term is defined in the Citrus-A Indenture) (the "Citrus-A Release Date"), and upon delivery to the Citrus-A Trustee of the documents provided for in Section 4.01(a)(iii) of the Citrus-A Loan Agreement, the 2002A Bonds shall be deemed fully paid, satisfied and discharged, the obligation of the Company thereunder shall be terminated, and the 2002A Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Original Indenture.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the 2002A Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Citrus-A Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of, or premium, if any, or interest on the Citrus 2002 Series A Bonds has become due and payable and has not been fully paid and, with respect to principal and premium, if any, of the Citrus 2002 Series A Bonds, specifying the principal of, and premium, if any, on the Citrus 2002 Series A Bonds then due and payable and the amount of funds required to make such payment, and, with respect to interest on the Citrus 2002 Series A Bonds, specifying the last date to which interest has been paid, the applicable rate of interest and the amount of funds required to make such payment.

Section 3. In the event that any Citrus 2002 Series A Bonds are to be redeemed pursuant to the Citrus-A Indenture, the 2002A Bonds, in a principal amount equal to the principal amount of Citrus 2002 Series A Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Citrus 2002 Series A Bonds, at the principal amount thereof plus accrued interest to such redemption date and, should any of the Citrus 2002 Series A Bonds so to be redeemed be redeemable at a price that includes a redemption premium, together, in the case of the corresponding 2002A Bonds, with premium in an amount equal to such redemption premium on such Citrus 2002 Series A Bonds.

In the event that the principal of the Bonds (as such term is defined in the Citrus-A Indenture) (the "Citrus-A Bonds") shall have been declared by the Citrus-A Trustee to be due and payable pursuant to Section 12.03(a) of the Citrus-A Indenture, the 2002A Bonds then Outstanding shall be redeemed by the Company, immediately and on the same date as the Citrus-A Bonds thereby become so due and payable, at the principal amount thereof plus accrued and unpaid interest, if any, to the date of their payment, together with premium in an amount equal to any premium due and payable in respect of the Citrus 2002 Series A Bonds (whether as a component of Purchase Price (as defined in the Citrus-A Indenture) or otherwise); provided, however, that if such declaration and its consequences in respect of the Citrus-A Bonds shall have been rescinded and annulled in accordance with the provisions of Section 12.03(b) of the Citrus-A Indenture, the Company shall not be required so to redeem any 2002A Bonds.

The Trustee may conclusively presume that no redemption of 2002A Bonds is required pursuant to this Subsection A.3 of Article I unless and until it shall have received a written notice from the Citrus-A Trustee, signed by its President, a Vice President or a Trust Officer, stating that the Citrus 2002 Series A Bonds are to be redeemed pursuant to the Citrus-A Indenture or stating that the principal of the Citrus-A Bonds has been declared by the Citrus-A Trustee to be due and payable pursuant to Section 12.03(a) of the Citrus-A Indenture, as the case may be, and specifying the principal amount and premium, if any, and accrued and unpaid interest, if any, then due and redemption date of the Citrus 2002 Series A Bonds to be so redeemed. Said notice shall also contain a waiver of notice of said redemption by the Citrus-A Trustee, as holder of all the 2002A Bonds then Outstanding.

Other than a special redemption pursuant to, and in accordance with, Section
8.08 of the Original Indenture, the 2002A Bonds shall not be redeemable except as provided in this Subsection A.3 of Article I. Any redemption pursuant to
Section 8.08 of the Original Indenture shall be made upon not more than 90 days notice at a redemption price equal to 100% of the principal amount so redeemed, together with accrued interest to the date of redemption, if any.

Section 4. Any notice of redemption pursuant to Subsection A.3 of Article I will not be subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption. Any such notice under Section 8.02 or 8.08 of the Original Indenture shall not be conditional.

Section 5. The 2002A Bonds shall not be transferable except as required to effect an assignment to a successor trustee under the Citrus-A Indenture or a nominee of such trustee, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

At the option of the registered owner, any 2002A Bonds, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The 2002A Bonds may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage or agreement with respect thereto.

Upon any exchange or transfer of 2002A Bonds, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section 2.03 of the Original Indenture, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said 2002A Bonds.

Section 6. Other than a special redemption pursuant to Section 8.08 of the Original Indenture, the Company covenants and agrees that, prior to the Citrus-A Release Date, it will not take any action that would cause the outstanding principal amount of the 2002A Bonds to be less than the then outstanding principal amount of the Citrus 2002 Series A Bonds.

                    B. POLLUTION CONTROL SERIES 2002B BONDS

Section 1. There shall be a series of bonds designated "Pollution Control Series 2002B Bonds" (herein sometimes referred to as the "2002B Bonds"), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. The 2002B Bonds shall be dated as provided in Section 2.01 of the Original Indenture, and mature on January 1, 2022.

The 2002B Bonds shall be issued as fully registered bonds in denominations of Twenty-Five Thousand Dollars and, at the option of the Company, in any multiple or multiples of Five Thousand Dollars thereafter (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest on each portion thereof corresponding to particular Pollution Control Revenue Refunding Bonds (Florida Power Corporation Project) Series 2002B (the "Citrus 2002 Series B Bonds") issued by Citrus County, Florida, a political subdivision of the State of Florida ("Citrus County") under the Trust Indenture, dated as of July 1, 2002 (the "Citrus-B Indenture"), between Citrus County, Florida and JPMorgan Chase Bank, as trustee (the "Citrus-B Trustee," which term includes any successor trustee under the Citrus-B Indenture), from the last Interest Payment Date (as such term is defined in the Citrus-B Indenture) (each a "Citrus-B Interest Payment Date") to which interest on the corresponding Citrus 2002 Series B Bonds has been paid or, if no interest has been paid on the corresponding Citrus 2002 Series B Bonds, then from the date of first authentication by the Trustee of the 2002B Bonds at the rate from time to time borne by the corresponding Citrus 2002 Series B Bonds; provided, however, that in no event shall the rate of interest borne by the 2002B Bonds exceed 18% per annum. Interest on the 2002B Bonds shall be payable on each Citrus-B Interest Payment Date for the corresponding Citrus 2002 Series B Bonds and at maturity. Interest on the 2002B Bonds shall be payable to the person(s) in whose name(s) the 2002B Bonds are registered on the applicable Record Date, as defined in the Citrus-B Indenture, for the corresponding Citrus 2002 Series B Bonds (the "Regular Record Date"). The principal of, premium, if any, and interest on each said bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.

Section 2. The 2002B Bonds shall be initially issued in the aggregate principal amount of $100,115,000 to, and registered in the name of, the Citrus-B Trustee in order to secure the obligation of the Company to repay loans of the proceeds of the sale of the Citrus 2002 Series B Bonds made by Citrus County to the Company pursuant to the Loan Agreement, dated as of July 1, 2002 between the Company and Citrus County, Florida (the "Citrus-B Loan Agreement"), to finance a portion of the costs of refunding the outstanding (i) $90,000,000 Citrus County, Florida Pollution Control Refunding Revenue Bonds (Florida Power Corporation Crystal River Power Plant Projects) Series 1992B and (ii) $10,115,000 Pasco County, Florida Pollution Control Refunding Revenue Bonds (Florida Power Corporation Anclote Power Plant Projects) Series 1992A.

The Company's obligation to make payments with respect to the principal of, premium, if any, and interest on the 2002B Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and interest on the Citrus 2002 Series B Bonds, issued contemporaneously herewith, shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the 2002B Bonds or of payments made under the Policy (as such term is defined in the Citrus-B Indenture) (the "Citrus-B Policy")), as the case may be, or there shall have been deposited with the Citrus-B Trustee pursuant to the Citrus-B Indenture trust funds sufficient under the Citrus-B Indenture to pay fully or partially, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Citrus 2002 Series B Bonds (other than by the application of the proceeds of a payment in respect of the 2002B Bonds or of payments made under the Citrus-B Policy).

Upon payment of the principal of, premium if any, and interest due on the corresponding Citrus 2002 Series B Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Citrus-B Indenture (other than by the application of the proceeds of a payment in respect of the 2002B Bonds or of payments made under the Citrus-B Policy), 2002B Bonds in a principal amount equal to the principal amount of Citrus 2002 Series B Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged, and the obligations of the Company thereunder shall be terminated and the 2002B Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Original Indenture, except as otherwise provided in the Citrus-B Indenture.

From and after the Release Date (as such term is defined in the Citrus-B Indenture) (the "Citrus-B Release Date"), and upon delivery to the Citrus-B Trustee of the documents provided for in Section 4.01(a)(iii) of the Citrus-B Loan Agreement, the 2002B Bonds shall be deemed fully paid, satisfied and discharged, the obligation of the Company thereunder shall be terminated, and the 2002B Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Original Indenture.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the 2002B Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Citrus-B Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of, or premium, if any, or interest on the Citrus 2002 Series B Bonds has become due and payable and has not been fully paid and, with respect to principal and premium, if any, of the Citrus 2002 Series B Bonds, specifying the principal of, and premium, if any, on the Citrus 2002 Series B Bonds then due and payable and the amount of funds required to make such payment, and, with respect to interest on the Citrus 2002 Series B Bonds, specifying the last date to which interest has been paid, the applicable rate of interest and the amount of funds required to make such payment.

Section 3. In the event that any Citrus 2002 Series B Bonds are to be redeemed pursuant to the Citrus-B Indenture, the 2002B Bonds, in a principal amount equal to the principal amount of Citrus 2002 Series B Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Citrus 2002 Series B Bonds, at the principal amount thereof plus accrued interest to such redemption date and, should any of the Citrus 2002 Series B Bonds so to be redeemed be redeemable at a price that includes a redemption premium, together, in the case of the corresponding 2002B Bonds, with premium in an amount equal to such redemption premium on such Citrus 2002 Series B Bonds.

In the event that the principal of the Bonds (as such term is defined in the Citrus-B Indenture) (the "Citrus-B Bonds") shall have been declared by the Citrus-B Trustee to be due and payable pursuant to Section 12.03(a) of the Citrus-B Indenture, the 2002B Bonds then Outstanding shall be redeemed by the Company, immediately and on the same date as the Citrus-B Bonds thereby become so due and payable, at the principal amount thereof plus accrued and unpaid interest, if any, to the date of their payment, together with premium in an amount equal to any premium due and payable in respect of the Citrus 2002 Series B Bonds (whether as a component of Purchase Price (as defined in the Citrus-B Indenture) or otherwise); provided, however, that if such declaration and its consequences in respect of the Citrus-B Bonds shall have been rescinded and annulled in accordance with the provisions of Section 12.03(b) of the Citrus-B Indenture, the Company shall not be required so to redeem any 2002B Bonds.

The Trustee may conclusively presume that no redemption of 2002B Bonds is required pursuant to this Subsection B.3 of Article I unless and until it shall have received a written notice from the Citrus-B Trustee, signed by its President, a Vice President or a Trust Officer, stating that the Citrus 2002 Series B Bonds are to be redeemed pursuant to the Citrus-B Indenture or stating that the principal of the Citrus-B Bonds has been declared by the Citrus-B Trustee to be due and payable pursuant to Section 12.03(a) of the Citrus-B Indenture, as the case may be, and specifying the principal amount and premium, if any, and accrued and unpaid interest, if any, then due and redemption date of the Citrus 2002 Series B Bonds to be so redeemed. Said notice shall also contain a waiver of notice of said redemption by the Citrus-B Trustee, as holder of all the 2002B Bonds then Outstanding.

Other than a special redemption pursuant to, and in accordance with, Section
8.08 of the Original Indenture, the 2002B Bonds shall not be redeemable except as provided in this Subsection B.3 of Article I. Any redemption pursuant to
Section 8.08 of the Original Indenture shall be made upon not more than 90 days notice at a redemption price equal to 100% of the principal amount so redeemed, together with accrued interest to the date of redemption, if any.

Section 4. Any notice of redemption pursuant to Subsection B.3 of Article I will not be subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption. Any such notice under Section 8.02 or 8.08 of the Original Indenture shall not be conditional.

Section 5. The 2002B Bonds shall not be transferable except as required to effect an assignment to a successor trustee under the Citrus-B Indenture or a nominee of such trustee, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

At the option of the registered owner, any 2002B Bonds, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The 2002B Bonds may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage or agreement with respect thereto.

Upon any exchange or transfer of 2002B Bonds, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section 2.03 of the Original Indenture, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said 2002B Bonds.

Section 6. Other than a special redemption pursuant to Section 8.08 of the Original Indenture, the Company covenants and agrees that, prior to the Citrus-B Release Date, it will not take any action that would cause the outstanding principal amount of the 2002B Bonds to be less than the then outstanding principal amount of the Citrus 2002 Series B Bonds.

                    C. POLLUTION CONTROL SERIES 2002C BONDS

Section 1. There shall be a series of bonds designated "Pollution Control Series 2002C Bonds" (herein sometimes referred to as the "2002C Bonds"), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter in this Section specified. The 2002C Bonds shall be dated as provided in Section 2.01 of the Original Indenture, and mature on January 1, 2018.

The 2002C Bonds shall be issued as fully registered bonds in denominations of Twenty-Five Thousand Dollars and, at the option of the Company, in any multiple or multiples of Five Thousand Dollars thereafter (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear interest on each portion thereof corresponding to particular Pollution Control Revenue Refunding Bonds (Florida Power Corporation Project) Series 2002 C (the "Citrus 2002 Series C Bonds") issued by Citrus County, Florida, a political subdivision of the State of Florida ("Citrus County") under the Trust Indenture, dated as of July 1, 2002 (the "Citrus-C Indenture"), between Citrus County, Florida and JPMorgan Chase Bank, as trustee (the "Citrus-C Trustee," which term includes any successor trustee under the Citrus-C Indenture), from the last Interest Payment Date (as such term is defined in the Citrus-C Indenture) (each a "Citrus-C Interest Payment Date") to which interest on the corresponding Citrus 2002 Series C Bonds has been paid or, if no interest has been paid on the corresponding Citrus 2002 Series C Bonds, then from the date of first authentication by the Trustee of the 2002C Bonds at the rate from time to time borne by the corresponding Citrus 2002 Series C Bonds; provided, however, that in no event shall the rate of interest borne by the 2002C Bonds exceed 18% per annum. Interest on the 2002C Bonds shall be payable on each Citrus-C Interest Payment Date for the corresponding Citrus 2002 Series C Bonds and at maturity. Interest on the 2002C Bonds shall be payable to the person(s) in whose name(s) the 2002C Bonds are registered on the applicable Record Date, as defined in the Citrus-C Indenture, for the corresponding Citrus 2002 Series C Bonds (the "Regular Record Date"). The principal of, premium, if any, and interest on each said bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts.

Section 2. The 2002C Bonds shall be initially issued in the aggregate principal amount of $32,200,000 to, and registered in the name of, the Citrus-C Trustee in order to secure the obligation of the Company to repay loans of the proceeds of the sale of the Citrus 2002 Series C Bonds made by Citrus County to the Company pursuant to the Loan Agreement, dated as of July 1, 2002 between the Company and Citrus County, Florida (the "Citrus-C Loan Agreement"), to finance a portion of the costs of refunding the outstanding $32,200,000 Pinellas County, Florida Pollution Control Refunding Revenue Bonds (Florida Power Corporation Anclote and Bartow Power Plants Projects) Series 1991.

The Company's obligation to make payments with respect to the principal of, premium, if any, and interest on the 2002C Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and interest on the Citrus 2002 Series C Bonds, issued contemporaneously herewith, shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the 2002C Bonds or of payments made under the Policy (as such term is defined in the Citrus-C Indenture) (the "Citrus-C Policy")), as the case may be, or there shall have been deposited with the Citrus-C Trustee pursuant to the Citrus-C Indenture trust funds sufficient under the Citrus-C Indenture to pay fully or partially, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Citrus 2002 Series C Bonds (other than by the application of the proceeds of a payment in respect of the 2002C Bonds or of payments made under the Citrus-C Policy).

Upon payment of the principal of, premium if any, and interest due on the corresponding Citrus 2002 Series C Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Citrus-C Indenture (other than by the application of the proceeds of a payment in respect of the 2002C Bonds or of payments made under the Citrus-C Policy), 2002C Bonds in a principal amount equal to the principal amount of Citrus 2002 Series C Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged, and the obligations of the Company thereunder shall be terminated and the 2002C Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Original Indenture, except as otherwise provided in the Citrus-C Indenture.

From and after the Release Date (as such term is defined in the Citrus-C Indenture) (the "Citrus-C Release Date"), and upon delivery to the Citrus-C Trustee of the documents provided for in Section 4.01(a)(iii) of the Citrus-C Loan Agreement, the 2002 C Bonds shall be deemed fully paid, satisfied and discharged, the obligation of the Company thereunder shall be terminated, and the 2002C Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Original Indenture.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the 2002C Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Citrus-C Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of, or premium, if any, or interest on the Citrus 2002 Series C Bonds has become due and payable and has not been fully paid and, with respect to principal and premium, if any, of the Citrus 2002 Series C Bonds, specifying the principal of, and premium, if any, on the Citrus 2002 Series C Bonds then due and payable and the amount of funds required to make such payment, and, with respect to interest on the Citrus 2002 Series C Bonds, specifying the last date to which interest has been paid, the applicable rate of interest and the amount of funds required to make such payment.

Section 3. In the event that any Citrus 2002 Series C Bonds are to be redeemed pursuant to the Citrus-C Indenture, the 2002C Bonds, in a principal amount equal to the principal amount of Citrus 2002 Series C Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Citrus 2002 Series C Bonds, at the principal amount thereof plus accrued interest to such redemption date and, should any of the Citrus 2002 Series C Bonds so to be redeemed be redeemable at a price that includes a redemption premium, together, in the case of the corresponding 2002C Bonds, with premium in an amount equal to such redemption premium on such Citrus 2002 Series C Bonds.

In the event that the principal of the Bonds (as such term is defined in the Citrus-C Indenture) (the "Citrus-C Bonds") shall have been declared by the Citrus-C Trustee to be due and payable pursuant to Section 12.03(a) of the Citrus-C Indenture, the 2002C Bonds then Outstanding shall be redeemed by the Company, immediately and on the same date as the Citrus-C Bonds thereby become so due and payable, at the principal amount thereof plus accrued and unpaid interest, if any, to the date of their payment, together with premium in an amount equal to any premium due and payable in respect of the Citrus 2002 Series C Bonds (whether as a component of Purchase Price (as defined in the Citrus-C Indenture) or otherwise); provided, however, that if such declaration and its consequences in respect of the Citrus-C Bonds shall have been rescinded and annulled in accordance with the provisions of Section 12.03(b) of the Citrus-C Indenture, the Company shall not be required so to redeem any 2002C Bonds.

The Trustee may conclusively presume that no redemption of 2002C Bonds is required pursuant to this Subsection C.3 of Article I unless and until it shall have received a written notice from the Citrus-C Trustee, signed by its President, a Vice President or a Trust Officer, stating that the Citrus 2002 Series C Bonds are to be redeemed pursuant to the Citrus-C Indenture or stating that the principal of the Citrus-C Bonds has been declared by the Citrus-C Trustee to be due and payable pursuant to Section 12.03(a) of the Citrus-C Indenture, as the case may be, and specifying the principal amount and premium, if any, and accrued and unpaid interest, if any, then due and redemption date of the Citrus 2002 Series C Bonds to be so redeemed. Said notice shall also contain a waiver of notice of said redemption by the Citrus-C Trustee, as holder of all the 2002C Bonds then Outstanding.

Other than a special redemption pursuant to, and in accordance with, Section
8.08 of the Original Indenture, the 2002C Bonds shall not be redeemable except as provided in this Subsection C.3 of Article I. Any redemption pursuant to
Section 8.08 of the Original Indenture shall be made upon not more than 90 days notice at a redemption price equal to 100% of the principal amount so redeemed, together with accrued interest to the date of redemption, if any.

Section 4. Any notice of redemption pursuant to Subsection C.3 of Article I will not be subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption. Any such notice under Section 8.02 or 8.08 of the Original Indenture shall not be conditional.

Section 5. The 2002C Bonds shall not be transferable except as required to effect an assignment to a successor trustee under the Citrus-C Indenture or a nominee of such trustee, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York.

At the option of the registered owner, any 2002C Bonds, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations. The 2002C Bonds may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage or agreement with respect thereto.

Upon any exchange or transfer of 2002C Bonds, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section 2.03 of the Original Indenture, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said 2002C Bonds.

Section 6. Other than a special redemption pursuant to Section 8.08 of the Original Indenture, the Company covenants and agrees that, prior to the Citrus-C Release Date, it will not take any action that would cause the outstanding principal amount of the 2002C Bonds to be less than the then outstanding principal amount of the Citrus 2002 Series C Bonds.

                           D. FORM OF NEW SERIES BONDS

     The New Series Bonds shall be substantially in the following form, with such inclusions, omissions, and variations as the Board of Directors of the Company may determine in accordance with the provisions of the Indenture:



                              TRANSFER RESTRICTED.
            EXCEPT AS PROVIDED BELOW, THIS BOND IS NOT TRANSFERABLE.


                            FLORIDA POWER CORPORATION
              (Incorporated under the laws of the State of Florida)



                              FIRST MORTGAGE BOND,
                         POLLUTION CONTROL SERIES 2002_



No. ___                                                              $_________


     FLORIDA POWER CORPORATION, a corporation of the State of Florida (hereinafter called the "Company"), for value received, hereby promises to pay to


                         JPMORGAN CHASE BANK, as Trustee

(hereinafter called the "Citrus Trustee") under a Trust Indenture, dated as of July 1, 2002, between Citrus County, Florida ("Citrus County") and the Citrus Trustee (herein, together with any indenture supplemental thereto, called the "Citrus Indenture"), or registered assigns at the office or agency of the Company in the Borough of Manhattan, The City of New York,


                        ______________ AND NO/100 DOLLARS


                                   ($--------)

on January 1, 20__ in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay to the registered owner hereof as set forth below, interest thereon on each portion hereof corresponding to particular Pollution Control Revenue Refunding Bonds (Florida Power Corporation Projects) Series 2002__ (hereinafter called the "Citrus Bonds") issued by Citrus County under the Citrus Indenture from the last Interest Payment Date (as such term is defined in the Citrus Indenture) to which interest on the corresponding Citrus Bonds has been paid or, if no interest has been paid on the corresponding Citrus Bonds, then from _______, 2002, in like coin or currency at said office or agency until the principal of this bond shall have become due and payable, at the rate from time to time borne by the corresponding Citrus Bonds and on each Interest Payment Date for the corresponding Citrus Bonds and at maturity; provided, however, that in no event shall the rate of interest borne by this bond exceed 18% per annum. Interest hereon shall be paid to the registered owner hereof on the applicable Record Date, as defined in the Citrus Indenture, for the corresponding Citrus Bonds.

     Additional provisions of the bond are set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

     This bond shall not become valid or obligatory for any purpose until First Chicago Trust Company of New York, or its successor as Trustee under the Mortgage, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, FLORIDA POWER CORPORATION has caused this bond to be signed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal, or facsimile thereof, to be affixed hereto and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.


Dated:___________


                                 FLORIDA POWER CORPORATION


[SEAL]


                                 By: ___________________________________
                                 Name:
                                 Title:




ATTEST:


By:_______________________________
Name:
Title:



                      TRUSTEE'S AUTHENTICATION CERTIFICATE


         This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.



                                 FIRST CHICAGO TRUST COMPANY
                                 OF NEW YORK,


                                 By: __________________________________
                                              Authorized Officer

                         [Remainder of Page Left Blank]

                    [TEXT APPEARING ON REVERSE SIDE OF BOND]

                            FLORIDA POWER CORPORATION

                              FIRST MORTGAGE BOND,
                         POLLUTION CONTROL SERIES 2002_

     This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, Pollution Control Series 2002__, sometimes referred to herein as the 2002__ Bonds, all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking fund or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by an Indenture dated as of January 1, 1944 (herein, together with all indentures supplemental thereto, including the Fortieth Supplemental Indenture dated as of July 1, 2002, between the Company and First Chicago Trust Company of New York, as Trustee, called the "Mortgage"), to which reference is made for the nature and extent of the security, the rights of the holders of bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, on behalf of the holders of all the bonds to waive any past default under the Mortgage and its consequences except a completed default, as defined in the Mortgage, in respect of the payment of the principal of or interest on any bond or default arising from the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property. The Mortgage also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall
(i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the express consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all bonds then outstanding, or (iii) permit the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property, or (iv) deprive the holder of any outstanding bond of the lien of the Mortgage on any of the mortgaged and pledged property. Any such waiver or consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

     The principal hereof may be declared or may become due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a default as in the Mortgage provided.

     The 2002__ Bonds of this series are issuable in denominations of Twenty-Five Thousand Dollars ($25,000) and, at the option of the Company, in any integral multiple of Five Thousand Dollars ($5,000) thereafter. This bond is not transferable except as required to effect an assignment to a successor or a nominee of the Citrus Trustee. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

     Upon any exchange or transfer of the 2002__ Bonds, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge required to be paid by the Company, as provided in Section
2.03 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of said Series.

     The bonds of this series have been issued to secure the obligation of the Company to repay loans of the proceeds of the sale of the Citrus Bonds made by Citrus County to the Company pursuant to the Loan Agreement, dated as of July 1, 2002, between the Citrus County and the Company (the "Loan Agreement").

     In the manner prescribed in the Mortgage, any bonds of this series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

     The Company's obligation to make payments with respect to the principal of, premium, if any, and interest on the 2002__ Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of, and/or premium, if any, and interest on the Citrus Bonds, issued contemporaneously herewith, shall have been fully or partially paid (other than by the application of the proceeds of a payment in respect of the 2002__ Bonds or of payments made under the Policy (as such term is defined in the Citrus Indenture)), as the case may be, or there shall have been deposited with the Citrus Trustee pursuant to the Citrus Indenture trust funds sufficient under the Citrus Indenture to pay fully or partially, as the case may be, the corresponding amount then due of principal of, and/or premium, if any, and/or interest on, the Citrus Bonds (other than by the application of the proceeds of a payment in respect of the 2002__ Bonds or of payments made under the Policy).

     Upon payment of the principal of, and premium if any, and interest due on the corresponding Citrus Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Citrus Indenture (other than by the application of the proceeds of a payment in respect of the 2002__ Bonds or of payments made under the Policy), 2002__ Bonds in a principal amount equal to the principal amount of Citrus Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and the 2002__ Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Mortgage, except as otherwise provided in the Citrus Indenture.

     From and after the Release Date (as defined in the Citrus Indenture), and upon delivery to the Citrus Trustee of the documents provided for in Section 4.01(a)(iii) of the Loan Agreement, the 2002__ Bonds shall be deemed fully paid, satisfied and discharged, the obligation of the Company thereunder shall be terminated, and the 2002__ Bonds shall be surrendered to the Trustee and canceled by the Trustee in accordance with Section 15.1 of the Mortgage.

     The Trustee may conclusively presume that the obligation of the Company to pay the principal of, premium, if any, and interest on the 2002__ Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Citrus Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of, or premium, if any, or interest on the Citrus Bonds has become due and payable and has not been fully paid and, with respect to principal and premium, if any, of the Citrus Bonds, specifying the principal of, and premium, if any, on the Citrus Bonds then due and payable and the amount of funds required to make such payment, and, with respect to interest on the Citrus Bonds, specifying the last date to which interest has been paid, the applicable rate of interest and the amount of funds required to make such payment.

     In addition to a special redemption pursuant to Section 8.08 of the Original Indenture, the 2002__ Bonds are subject to redemption as provided in the Fortieth Supplemental Indenture to the Mortgage.

     The Trustee may conclusively presume that no redemption of 2002__ Bonds is required unless and until it shall have received a written notice from the Citrus Trustee, signed by its President, a Vice President or a Trust Officer, stating that the Citrus Bonds are to be redeemed pursuant to the Citrus Indenture or stating that the principal of the Citrus Bonds has been declared by the Citrus Trustee to be due and payable pursuant to Section 12.03 of the Citrus Indenture, as the case may be, and specifying the principal amount, redemption premium, if any, and accrued and unpaid interest, if any, then due, and redemption date of the Citrus Bonds to be so redeemed. Said notice shall also contain a waiver of notice of said redemption by the Citrus Trustee, as holder of all the 2002__ Bonds then Outstanding (as defined in the Mortgage).

     In the event that the Citrus Bonds shall have become and are declared by the Citrus Trustee to be due and payable in accordance with the provisions of
Section 12.03 of the Citrus Indenture, the 2002__ Bonds then Outstanding shall be redeemed by the Company, immediately and on the same date as the Citrus Bonds become due and payable, at the principal amount thereof plus accrued interest to the date of their payment; provided, however, that if such declaration and its consequences have been rescinded and annulled in accordance with the provisions of Section 12.03(b) of the Citrus Indenture, the Company shall not be required so to redeem the 2002__ Bonds then Outstanding.

     Other than a special redemption pursuant to Section 8.08 of the Mortgage, the Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the 2002__ Bonds to be less than the then outstanding principal amount of the Citrus Bonds.

     No recourse shall be had for the payment of the principal of, premium, if any, or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any present or future rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                      E. INTEREST ON THE NEW SERIES BONDS

Interest on any New Series Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that bond (or one or more predecessor bonds) is registered at the close of business on the applicable Regular Record Date for such interest specified in the provisions of this Supplemental Indenture.

Any interest on any New Series Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant applicable Regular Record Date solely by virtue of such holder having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection 1 or 2 below:

Section 1. The Company may elect to make payment of any Defaulted Interest on the New Series Bonds to the persons in whose names such bonds (or their respective predecessor bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner (a "Special Record Date"). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this

Subsection provided and not to be deemed part of the trust estate or trust moneys. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder of a bond of the New Series Bonds at the address as it appears in the bond register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper approved by the Company in each place of payment of the New Series Bonds, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the New Series Bonds (or their respective predecessor bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection E.2.

Section 2. The Company may make payment of any Defaulted Interest on the New Series Bonds in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section E, each New Series Bond delivered under this Supplemental Indenture upon transfer of or in exchange for or in lieu of any other New Series Bonds shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

                                   ARTICLE II
                                   ----------
                              ADDITIONAL COVENANTS
                              --------------------

The Company hereby covenants as follows:

Section 1. That it will, prior to or simultaneously with the initial authentication and delivery by the Trustee of any New Series Bonds under Section
4.03 and Section 4.05 of the Original Indenture, deliver to the Trustee the instruments required by each said Section.

Section 2. That, so long as any of the New Series Bonds shall be outstanding, it will not declare or pay any dividends (except a dividend in its own common stock) upon its common stock, or make any other distribution (by way of purchase, or otherwise) to the holders thereof, except a payment or distribution out of net income of the Company subsequent to December 31, 1943; and that it will not permit any subsidiary of the Company to purchase any shares of common stock of the Company.

For the purpose of this Section, net income of the Company shall be determined by regarding as charges or credits to income, as the case may be, any and all charges or credits to earned surplus subsequent to December 31, 1943, representing adjustments on account of excessive or deficient accruals to income for taxes, and operating expenses shall include all proper charges for the maintenance and repairs of the property owned by the Company and appropriations out of income for the retirement or depreciation of the property used in its electric business in an amount of not less than the amount of the minimum provision for depreciation determined as provided in clause (5) of paragraph A of Section 1.05 of the Original Indenture.

                                  ARTICLE III
                                  -----------
                    RESERVATION OF AMENDMENT OF THE INDENTURE
                    -----------------------------------------

     The Company reserves the right, without the consent of, or other action by, holders of any New Series Bonds or of any subsequently created series, to amend the Indenture as follows:

Section 1. To replace the first sentence of the first paragraph of Section 14.01 of the Original Indenture with the following sentence:

     "The Trustee shall at all times be a bank or trust company having a principal office and place of business in the Borough of Manhattan, The City of New York, if there be such a bank or trust company willing and able to accept the trust upon reasonable or customary terms, and shall at all times be a corporation organized and doing business under the laws of the United States or of any State, with a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), and rated in a rating category within investment grade by at least two nationally recognized rating agencies, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority."

Section 2. To amend Section 3.01 of the Original Indenture so as to insert the following provision as the new third paragraph of such Section 3.01:

     "Notwithstanding any other provisions of this Indenture, with respect to compliance with any conditions precedent to the authentication and delivery of bonds, no certificate or opinion of an accountant shall be required to be of any person other than an officer or employee of the Company actively engaged in accounting work, but who need not be a certified or licensed public accountant, as to dates or periods not covered by annual reports required to be filed by the Company, in the case of conditions precedent which depend upon a state of facts as of a date or dates for a period or periods different from that required to be covered by such annual reports."

                                ARTICLE IV
                                ----------
                             SUNDRY PROVISIONS
                             -----------------

Section 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

Section 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of July 1, 2001, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.



                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION has caused this Supplemental Indenture to be signed in its name and behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and FIRST CHICAGO TRUST COMPANY OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

                               FLORIDA POWER CORPORATION

                               By: /s/ Peter M. Scott III
                                   ---------------------------------------
                                   Peter M. Scott III, Executive Vice President
                                   One Progress Plaza
                                   St. Petersburg, Florida 33701

[SEAL]
Attest:
/s/ William D. Johnson
-----------------------------------------
William D. Johnson, Vice President and Secretary
One Progress Plaza
St. Petersburg, Florida 33701

Signed, sealed and delivered by said
  FLORIDA POWER CORPORATION

  in the presence of:

/s/ C.G. Beuris
-----------------------------------------
C.G. Beuris

/s/ N. Manly Johnson III
-----------------------------------------
N. Manly Johnson III

















           [Company Signature Page of Fortieth Supplemental Indenture]

                                     FIRST CHICAGO TRUST
                                     COMPANY OF NEW YORK

                                     By: /s/ Steven M. Wagner
                                         ----------------------------------
                                         Steven M. Wagner
                                         Vice President
                                         14 Wall Street
[SEAL]                                   New York, NY 10005
Attest:
/s/ Christopher C. Holly
-------------------------------------
Christopher C. Holly, Vice President
14 Wall Street
New York, NY 10005


Signed, sealed and delivered by said
   FIRST CHICAGO TRUST
   COMPANY OF NEW YORK
in the presence of:

/s/ F. Hentry Kleschen III
-------------------------------------
Print Name:  F. Henry Kleschen III

/s/ Charlene Nimrodi
-------------------------------------
Print Name:  Charlene Nimrodi





















           [Trustee Signature Page of Fortieth Supplemental Indenture]

STATE OF NORTH CAROLINA    )
                                    SS:
COUNTY OF WAKE             )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Peter M. Scott III, Executive Vice President of FLORIDA POWER CORPORATION, a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me William D. Johnson, Vice President and Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Vice President and Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Vice President and Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Vice President and Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Vice President and Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 16th day of July, 2002 at Raleigh in the State and County aforesaid.
     ----

                                      /s/ Kimberly C. Cross
                                      -----------------------------------

[NOTARIAL SEAL]

STATE OF ILLINOIS
                                    SS:
COUNTY OF COOK

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Steven M. Wagner, a Vice President (the "Executing Vice President") of FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Christopher C. Holly, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 12th day of July, 2002, at Chicago, Illinois, in the State and County aforesaid.


                                      /s/ Christine K. Zalewski
                                      -----------------------------------

[NOTARIAL SEAL]

                                 EXHIBIT A

                           RECORDING INFORMATION


ORIGINAL INDENTURE dated January 1, 1944

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   02/25/44                 121                172
Bay                       10/20/47                 59                 18
Brevard                   10/30/91                3157               3297
Citrus                    02/25/44                 18                  1
Columbia                  02/25/44                 42                 175
Dixie                     02/25/44                  3                 127
Flagler                   10/30/91                 456                288
Franklin                  02/25/44                  0                 83
Gadsden                   02/26/44                 A-6                175
Gilchrist                 02/25/44                  5                 60
Gulf                      02/26/44                  6                 193
Hamilton                  02/25/44                 42                 69
Hardee                    02/25/44                 23                  1
Hernando                  02/25/44                 90                  1
Highlands                 02/25/44                 48                 357
Hillsborough              02/25/44                 662                105
Jackson                   02/26/44                 370                 1
Jefferson                 07/02/51                 25                  1
Lafayette                 02/25/44                 22                 465
Lake                      02/25/44                 93                  1
Leon                      02/25/44                 41                  1
Levy                      02/25/44                  3                 160
Liberty                   02/25/44                 "H"                116
Madison                   07/02/51                 61                 86
Marion                    02/25/44                 103                 1
Orange                    02/25/44                 297                375
Osceola                   02/25/44                 20                  1
Pasco                     02/25/44                 39                 449
Pinellas                  02/26/44                 566                 1
Polk                      02/25/44                 666                305
Seminole                  02/25/44                 65                 147
Sumter                    02/25/44                 25                  1
Suwanee                   02/25/44                 58                 425
Taylor                    07/03/51                 36                  1
Volusia                   02/25/44                 135                156
Wakulla                   02/25/44                 14                  1

STATE OF GEORGIA

County               Date of Recordation          Book               Page

Cook                      02/25/44                 24                  1
Echols                    02/25/44                 A-1                300
Lowndes                   02/25/44                 5-0                 1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   11/12/46                 166                 1
Bay                       10/20/47                 59                  1
Brevard                   10/30/91                3157               3590
Citrus                    11/12/46                 17                 362
Columbia                  11/12/46                 49                 283
Dixie                     11/14/46                  3                 357
Flagler                   10/30/91                 456                579
Franklin                  11/13/46                 "P"                80
Gadsden                   11/13/46                 A-9                148
Gilchrist                 11/14/46                  7                 120
Gulf                      11/13/46                 10                 313
Hamilton                  11/12/46                 40                 371
Hardee                    11/12/46                 24                 575
Hernando                  11/14/46                 99                 201
Highlands                 11/12/46                 55                 303
Hillsborough              11/06/46                 95                 375
Jackson                   11/13/46                 399                 1
Jefferson                 07/02/51                 25                 287
Lafayette                 11/14/46                 23                 156
Lake                      11/13/46                 107                209
Leon                      11/13/46                 55                 481
Levy                      11/14/46                  4                 133
Liberty                   11/13/46                 "H"                420
Madison                   07/02/51                 61                 373
Marion                    11/12/46                 110                 1
Orange                    11/12/46                 338                379
Osceola                   11/12/46                 20                 164
Pasco                     11/14/46                 44                 169
Pinellas                  11/06/46                 632                161
Polk                      11/12/46                 744                511
Seminole                  11/13/46                 74                 431
Sumter                    11/13/46                 25                 467
Suwanee                   11/12/46                 63                 316
Taylor                    07/03/51                 36                 145
Volusia                   11/13/46                 158                203
Wakulla                   11/13/36                 14                 299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   01/08/49                 196                287
Bay                       01/10/49                 64                 395
Brevard                   10/30/91                3157               3607
Citrus                    01/13/49                 18                 414
Columbia                  01/08/49                 55                 493
Dixie                     01/10/49                  4                 201
Flagler                   10/30/91                 456                601
Franklin                  01/10/49                 "Q"                 1
Gadsden                   01/10/49                A-13                157
Gilchrist                 01/08/49                  6                 274
Gulf                      01/10/49                 13                 74
Hamilton                  01/10/49                 44                  1
Hardee                    01/08/49                 28                 110
Hernando                  01/08/49                 109                448
Highlands                 01/08/49                 61                 398
Hillsborough              01/13/49                 810                452
Jackson                   01/10/49                 400                563
Jefferson                 07/02/51                 25                 320
Lafayette                 01/10/49                 25                 210
Lake                      01/08/49                 119                555
Leon                      01/10/49                 82                 303
Levy                      01/08/49                  5                 242
Liberty                   01/08/49                 "H"                587
Madison                   07/02/51                 61                 407
Marion                    01/11/49                 122                172
Orange                    01/08/49                 388                604
Osceola                   01/08/49                 25                 104
Pasco                     01/08/49                 47                 549
Pinellas                  01/05/49                 716                11
Polk                      01/07/49                 807                411
Seminole                  01/06/49                 84                 389
Sumter                    01/08/49                 28                 41
Suwanee                   01/08/49                 69                 150
Taylor                    07/03/51                 36                 162
Volusia                   01/06/49                 192                167
Wakulla                   01/10/49                 16                  1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   08/02/51                 234                340
Bay                       08/03/51                 93                 155
Brevard                   10/30/91                3157               3630
Citrus                    07/30/51                 20                 251
Columbia                  08/02/51                 66                 503
Dixie                     08/02/51                  5                 271
Flagler                   10/30/91                 456                624
Franklin                  08/03/51                 "Q"                522
Gadsden                   08/03/51                A-19                271
Gilchrist                 08/02/51                  7                 422
Gulf                      08/03/51                 16                 59
Hamilton                  08/03/51                 51                 347
Hardee                    08/02/51                 32                  1
Hernando                  08/02/51                 118                537
Highlands                 08/02/51                 69                 344
Hillsborough              08/02/51                 927                174
Jefferson                 08/03/51                 25                 359
Lafayette                 08/03/51                 27                 305
Lake                      07/31/51                 139                323
Leon                      08/02/51                 113                465
Levy                      08/02/51                  7                 211
Liberty                   07/25/51                  1                 232
Madison                   08/07/51                 62                  1
Marion                    08/02/51                 142                143
Orange                    08/07/51                 460                60
Osceola                   08/02/51                 31                 385
Pasco                     08/10/51                 56                  1
Pinellas                  08/02/51                 847                301
Polk                      08/01/51                 899                539
Seminole                  08/07/51                 100                403
Sumter                    08/02/51                 32                 345
Suwanee                   08/02/51                 76                 413
Taylor                    08/07/51                 36                 182
Volusia                   08/07/51                 245                393
Wakulla                   08/03/51                 17                 259

STATE OF GEORGIA

County               Date of Recordation          Book               Page

Cook                      08/08/51                 35                 566
Echols                    08/02/51                 A-3                521
Lowndes                   08/04/51                 7-E                188

FOURTH SUPPLEMENTAL INDENTURE November 1, 1952

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/31/52                 256                288
Bay                       01/01/53                 104                571
Brevard                   10/30/91                3157               3663
Citrus                    12/31/52                 22                 321
Columbia                  12/31/52                 72                 521
Dixie                     12/31/52                  6                 135
Flagler                   10/31/91                 456                657
Franklin                  12/31/52                  R                 477
Gadsden                   12/31/52                A-22                511
Gilchrist                 12/31/52                  9                 124
Gulf                      01/02/53                 17                  7
Hamilton                  12/31/52                 54                 293
Hardee                    12/31/52                 33                 433
Hernando                  12/31/52                 125                361
Highlands                 01/02/53                 74                 131
Hillsborough              12/29/52                 993                545
Jefferson                 12/31/52                 27                  1
Lafayette                 12/31/52                 28                 445
Lake                      01/02/53                 150                343
Leon                      12/31/52                 130                 1
Levy                      12/31/52                  8                 362
Liberty                   01/09/53                  1                 462
Madison                   01/02/53                 65                 134
Marion                    01/02/53                 153                434
Orange                    12/31/52                 505                358
Osceola                   12/31/52                 36                 145
Pasco                     01/02/53                 61                 563
Pinellas                  12/29/52                 926                561
Polk                      01/12/53                 974                177
Seminole                  01/02/53                 111                41
Sumter                    12/31/52                 35                 441
Suwanee                   01/02/53                 82                 27
Taylor                    12/31/52                 37                 325
Volusia                   01/10/53                 278                107
Wakulla                   01/02/53                 18                 383

STATE OF GEORGIA

County               Date of Recordation          Book               Page

Cook                      01/01/53                 39                 95
Echols                    01/01/53                 A-4                110
Lowndes                   12/31/52                 7-0                540

FIFTH SUPPLEMENTAL INDENTURE November 1, 1953

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/29/53                 271                24
Bay                       01/01/54                 115                505
Brevard                   10/30/91                3157               3690
Citrus                    12/28/53                  2                 73
Columbia                  12/28/53                  7                  3
Dixie                     12/23/53                  6                 466
Flagler                   10/30/91                 456                684
Franklin                  12/28/53                  1                 447
Gadsden                   12/24/53                A-26                251
Gilchrist                 12/23/53                  9                 317
Gulf                      12/28/53                 11                 229
Hamilton                  12/28/53                 58                 220
Hardee                    12/23/53                 35                 518
Hernando                  12/23/53                 130                409
Highlands                 12/29/53                 78                  1
Hillsborough              01/04/54                1050                229
Jefferson                 12/29/53                 28                 91
Lafayette                 12/24/53                 30                 16
Lake                      12/23/53                 160                189
Leon                      12/23/53                 144                268
Levy                      12/23/53                  9                 368
Liberty                   01/06/54                  J                 40
Madison                   12/26/53                 67                 381
Marion                    12/28/53                 168                179
Orange                    12/24/53                 541                253
Osceola                   12/24/53                 39                 42
Pasco                     12/23/53                 67                  1
Pinellas                  12/22/53                 988                333
Polk                      01/05/54                1021                473
Seminole                  12/29/53                 118                535
Sumter                    12/28/53                 37                 466
Suwanee                   12/28/53                 85                 346
Taylor                    12/24/53                 43                 225
Volusia                   12/24/53                 303                454
Wakulla                   12/30/53                 19                 380

STATE OF GEORGIA

County               Date of Recordation          Book               Page

Cook                      01/15/54                 39                 437
Echols                    01/15/54                 A-4                418
Lowndes                   12/29/53                 7-X                235

SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   11/19/54                 286                129
Bay                       11/22/54                 125                502
Brevard                   10/30/91                3157               3719
Citrus                    11/19/54                  9                 525
Columbia                  11/20/54                 17                 479
Dixie                     11/19/54                  7                 299
Flagler                   10/30/91                 456                713
Franklin                  11/19/54                  5                 465
Gadsden                   11/20/54                A-29                411
Gilchrist                 11/19/54                  9                 530
Gulf                      11/22/54                 19                 284
Hamilton                  11/22/54                 59                 425
Hardee                    11/19/54                 37                 307
Hernando                  11/19/54                  7                 335
Highlands                 11/19/54                 82                 403
Hillsborough              11/26/54                1116                164
Jefferson                 11/19/54                 29                 17
Lafayette                 11/19/54                 31                 138
Lake                      11/19/54                 170                225
Leon                      11/19/54                 159                209
Levy                      11/19/54                 10                 523
Liberty                   11/30/54                 "J"                215
Madison                   11/20/54                 69                 483
Marion                    11/20/54                 181                573
Orange                    11/23/54                 578                123
Osceola                   11/20/54                 42                 216
Pasco                     11/22/54                 15                 568
Pinellas                  11/18/54                1046                507
Polk                      11/23/54                1068                22
Seminole                  11/19/54                 28                 374
Sumter                    11/30/54                 40                 81
Suwanee                   11/23/54                 89                  1
Taylor                    11/20/54                 45                 377
Volusia                   11/23/54                 327                538
Wakulla                   11/19/54                 20                 445

STATE OF GEORGIA

County               Date of Recordation          Book               Page

Cook                      11/20/54                 55                 385
Echols                    11/20/54                  5                 86
Lowndes                   11/20/54                  3                 387

SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   07/27/56                 320                309
Bay                       07/27/56                 145                395
Brevard                   10/30/91                3157               3746
Citrus                    07/25/56                 28                 403
Columbia                  07/26/56                 38                 279
Dixie                     07/30/56                  9                  1
Flagler                   10/30/91                 456                740
Franklin                  07/27/56                 16                 392
Gadsden                   07/26/56                A-36                100
Gilchrist                 07/31/56                 11                 289
Gulf                      08/02/56                 23                 475
Hamilton                  07/27/56                 11                 79
Hardee                    07/31/56                 43                  1
Hernando                  07/26/56                 21                 88
Highlands                 07/31/56                 11                 571
Hillsborough              08/06/56                1260                125
Jefferson                 07/25/56                 30                 295
Lafayette                 07/25/56                 33                 117
Lake                      07/26/56                 189                613
Leon                      07/25/56                 190                301
Levy                      07/30/56                 14                 13
Liberty                   07/31/56                 "J"                531
Madison                   07/26/56                 74                 12
Marion                    07/26/56                 208                223
Orange                    07/27/56                 126                165
Osceola                   07/26/56                 49                  1
Pasco                     08/02/56                 51                 353
Pinellas                  07/24/56                1168                481
Polk                      08/20/56                1180                30
Seminole                  07/27/56                 90                  5
Sumter                    08/02/56                 43                 523
Suwanee                   07/26/56                 96                 67
Taylor                    07/25/56                 52                 451
Volusia                   07/26/56                 384                195
Wakulla                   07/25/56                 22                 281

STATE OF GEORGIA

County               Date of Recordation          Book               Page

Cook                      07/26/56                 48                 36
Echols                    07/26/56                  5                 401
Lowndes                   07/25/56                 22                 419

EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   07/23/58                 20                 227
Bay                       08/05/58                 170                295
Brevard                   10/30/91                3157               3785
Citrus                    07/24/58                 55                 336
Columbia                  07/23/58                 66                 365
Dixie                     07/22/58                 11                 166
Flagler                   10/30/91                 456                779
Franklin                  07/22/58                 29                 248
Gadsden                   07/23/58                  9                 48
Gilchrist                 07/22/58                 12                 341
Gulf                      07/24/58                 29                 40
Hamilton                  07/22/58                 23                  1
Hardee                    07/22/58                 49                 451
Hernando                  07/25/58                 39                 358
Highlands                 07/29/58                 50                 514
Hillsborough              07/29/58                 111                108
Jefferson                 07/23/58                 33                 19
Lafayette                 07/23/58                 35                 120
Lake                      07/31/58                 56                 297
Leon                      07/23/58                 216                129
Levy                      07/22/58                 18                 63
Liberty                   07/24/58                 "K"                413
Madison                   07/23/58                 78                 310
Marion                    07/29/58                 237                447
Orange                    07/23/58                 403                300
Osceola                   07/23/58                 26                 462
Pasco                     07/25/58                 96                 455
Pinellas                  07/24/58                 381                683
Polk                      07/24/58                 165                452
Seminole                  07/23/58                 178                26
Sumter                    08/01/58                  5                 66
Suwanee                   07/23/58                 102                360
Taylor                    07/22/58                  4                 254
Volusia                   07/23/58                 129                244
Wakulla                   07/25/58                 24                 375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   11/23/60                 119                158
Bay                       11/25/60                 28                 411
Brevard                   10/30/91                3157               3822
Citrus                    12/01/60                 93                 370
Columbia                  11/17/60                 105                133
Dixie                     11/16/60                 13                 331
Flagler                   10/30/91                 456                816
Franklin                  11/17/60                 49                 375
Gadsden                   11/17/60                 29                 655
Gilchrist                 11/16/60                  1                 473
Gulf                      11/21/60                  5                 409
Hamilton                  11/18/60                 37                 171
Hardee                    11/17/60                 60                 76
Hernando                  11/16/60                 65                 688
Highlands                 11/18/60                 108                421
Hillsborough              11/23/60                 629                675
Jefferson                 11/18/60                  8                 290
Lafayette                 11/16/60                 38                 185
Lake                      11/21/60                 141                619
Leon                      11/23/60                 254                479
Levy                      11/16/60                 23                 537
Liberty                   11/17/60                 "M"                525
Madison                   11/22/60                 11                 153
Marion                    11/18/60                 54                 420
Orange                    11/22/60                 817                569
Osceola                   11/16/60                 68                 410
Pasco                     11/21/60                 158                530
Pinellas                  11/16/60                1036                239
Polk                      11/18/60                 440                179
Seminole                  11/21/60                 332                203
Sumter                    11/30/60                 25                 318
Suwanee                   11/17/60                 111                282
Taylor                    11/18/60                 21                 626
Volusia                   11/21/60                 330                281
Wakulla                   11/21/60                 28                 185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   06/07/62                 188                123
Bay                       06/15/62                 70                 173
Brevard                   10/30/91                3157               3858
Citrus                    06/08/62                 120                221
Columbia                  06/05/62                 130                187
Dixie                     06/05/62                 15                 36
Flagler                   10/30/91                 456                852
Franklin                  06/06/62                 58                 333
Gadsden                   06/05/62                 45                 493
Gilchrist                 06/05/62                  7                 261
Gulf                      06/06/62                 14                 147
Hamilton                  06/05/62                 46                 407
Hardee                    06/05/62                 16                 449
Hernando                  06/05/62                 82                 326
Highlands                 06/11/62                 148                617
Hillsborough               0611/62                 949                738
Jefferson                 06/05/62                 13                 606
Lafayette                 06/08/62                 39                 385
Lake                      06/06/62                 204                 1
Leon                      06/11/62                 48                 49
Levy                      06/05/62                 27                 574
Liberty                   06/06/62                  0                 214
Madison                   06/05/62                 20                 76
Marion                    06/15/62                 112                412
Orange                    06/06/62                1060                464
Osceola                   06/05/62                 90                 389
Pasco                     06/08/62                 202                457
Pinellas                  06/01/62                1438                571
Polk                      06/14/62                 605                696
Seminole                  06/13/62                 408                102
Sumter                    06/13/62                 40                 85
Suwanee                   06/05/62                 116                273
Taylor                    06/05/62                 34                 330
Volusia                   06/20/62                 456                46
Wakulla                   06/11/62                 31                 349

ELEVENTH  SUPPLEMENTAL INDENTURE dated April 1, 1965

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   05/21/65                 324                610
Bay                       05/28/65                 158                231
Brevard                   10/30/91                3157               3894
Citrus                    05/13/65                 179                485
Columbia                  05/17/65                 184                314
Dixie                     05/13/65                  6                 485
Flagler                   10/30/91                 456                888
Franklin                  05/19/65                 72                 497
Gadsden                   05/18/65                 73                 410
Gilchrist                 05/13/65                 17                 11
Gulf                      05/18/65                 24                 717
Hamilton                  05/13/65                 63                 327
Hardee                    05/13/65                 47                 377
Hernando                  05/13/65                 112                236
Highlands                 05/21/65                 232                421
Hillsborough              05/12/65                1448                57
Jefferson                 05/14/65                 23                 198
Lafayette                 05/13/65                  1                 687
Lake                      05/19/65                 287                74
Leon                      05/21/65                 178                48
Levy                      05/21/65                 34                 519
Liberty                   05/14/65                  6                  1
Madison                   05/14/65                 34                 399
Marion                    05/24/65                 228                528
Orange                    05/25/65                1445                830
Osceola                   05/18/65                 132                351
Pasco                     05/13/65                 291                437
Pinellas                  05/12/65                2154                77
Polk                      05/17/65                 929                371
Seminole                  05/19/65                 535                241
Sumter                    05/14/65                 68                 83
Suwanee                   05/17/65                 24                 673
Taylor                    05/17/65                 56                 129
Volusia                   05/19/65                 708                531
Wakulla                   05/17/65                  8                  6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/10/65                 355                229
Bay                       12/20/65                 174                619
Brevard                   10/30/91                3157               3931
Citrus                    12/22/65                 192                309
Columbia                  12/10/65                 194                338
Dixie                     12/10/65                  9                 42
Flagler                   10/30/91                 456                925
Franklin                  12/13/65                 76                 249
Gadsden                   12/10/65                 78                 606
Gilchrist                 12/10/65                 19                 447
Gulf                      12/10/65                 26                 692
Hamilton                  12/10/65                 66                 303
Hardee                    12/10/65                 53                 426
Hernando                  12/13/65                 118                441
Highlands                 12/20/65                 248                20
Hillsborough              12/17/65                1548                603
Jefferson                 12/10/65                 24                 595
Lafayette                 12/10/65                  2                 671
Lake                      12/20/65                 301                528
Leon                      12/20/65                 205                170
Levy                      12/20/65                 36                 184
Liberty                   12/10/65                  6                 477
Madison                   12/11/65                 36                 806
Marion                    12/27/65                 254                153
Orange                    12/10/65                1499                785
Osceola                   12/10/65                 140                445
Pasco                     12/13/65                 312                19
Pinellas                  12/09/65                2283                186
Polk                      12/20/65                 984                641
Seminole                  12/22/65                 559                591
Sumter                    12/14/65                 73                 283
Suwanee                   12/14/65                 30                 218
Taylor                    12/10/65                 59                 361
Volusia                   12/10/65                 755                174
Wakulla                   12/20/65                  9                 390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   08/22/67                 458                347
Bay                       08/28/67                 223                457
Brevard                   10/30/91                3157               3964
Citrus                    08/28/67                 218                756
Columbia                  08/22/67                 225                304
Dixie                     08/22/67                 15                 367
Flagler                   10/30/91                 456                962
Franklin                  08/28/67                 83                 556
Gadsden                   08/23/67                 96                 29
Gilchrist                 08/22/67                 25                 131
Gulf                      08/22/67                 33                 618
Hamilton                  08/23/67                 76                 465
Hardee                    08/22/67                 71                 366
Hernando                  08/28/67                 137                646
Highlands                 08/30/67                 288                585
Hillsborough              08/28/67                1795                635
Jefferson                 08/23/67                 30                 662
Lafayette                 08/22/67                  5                 694
Lake                      08/25/67                 342                196
Leon                      08/30/67                 280                594
Levy                      08/28/67                 41                 262
Liberty                   08/23/67                 10                 90
Madison                   08/23/67                 44                 606
Marion                    09/01/67                 324                444
Orange                    08/24/67                1660                421
Osceola                   08/22/67                 164                335
Pasco                     08/28/67                 370                728
Pinellas                  08/21/67                2659                498
Polk                      09/06/67                1108                900
Seminole                  08/31/67                 628                506
Sumter                    09/06/67                 87                 602
Suwanee                   08/23/67                 47                 228
Taylor                    08/24/67                 67                 782
Volusia                   08/24/67                 964                254
Wakulla                   08/31/67                 14                 755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/06/68                 543                198
Bay                       12/18/68                 262                487
Brevard                   10/30/91                3157               3984
Citrus                    12/09/68                 239                487
Columbia                  12/09/68                 242                397
Dixie                     12/09/68                 20                 109
Flagler                   10/30/91                 456                983
Franklin                  12/06/68                 88                 538
Gadsden                   12/12/68                 110                 7
Gilchrist                 12/06/68                 29                 281
Gulf                      12/09/68                 38                 359
Hamilton                  12/06/68                 82                 245
Hardee                    12/06/68                 83                 221
Hernando                  12/09/68                 164                395
Highlands                 12/11/68                 319                390
Hillsborough              12/19/68                1977                890
Jefferson                 12/09/68                 35                 32
Lafayette                 12/06/68                  9                 170
Lake                      12/06/68                 371                438
Leon                      12/19/68                 342                572
Levy                      12/09/68                 44                 215
Liberty                   12/09/68                 12                 41
Madison                   12/09/68                 49                 627
Marion                    12/20/68                 375                12
Orange                    12/06/68                1785                837
Osceola                   12/06/68                 183                688
Pasco                     12/06/68                 423                607
Pinellas                  12/06/68                2964                580
Polk                      12/10/68                1193                854
Seminole                  12/18/68                 695                638
Sumter                    01/02/69                 98                 509
Suwanee                   12/06/68                 60                 50
Taylor                    12/09/68                 73                 494
Volusia                   12/09/68                1060                466
Wakulla                   12/19/68                 18                 593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   08/26/69                 592                206
Bay                       09/03/69                 283                513
Brevard                   10/30/91                3157               4002
Citrus                    08/26/69                 251                437
Columbia                  09/05/69                 251                586
Dixie                     08/26/69                 21                 705
Flagler                   10/30/91                 456               1001
Franklin                  08/26/69                 92                 363
Gadsden                   08/26/69                 116                723
Gilchrist                 09/04/69                 31                 539
Gulf                      08/26/69                 41                 23
Hamilton                  08/26/69                 85                 292
Hardee                    08/26/69                 91                 19
Hernando                  09/03/69                 191                745
Highlands                 09/05/69                 339                90
Hillsborough              09/03/69                2073                501
Jefferson                 08/26/69                 37                 193
Lafayette                 08/26/69                 12                 235
Lake                      09/11/69                 389                148
Leon                      09/05/69                 377                548
Levy                      08/26/69                  6                 348
Liberty                   08/29/69                 12                 680
Madison                   08/26/69                 52                 263
Marion                    09/08/69                 399                668
Orange                    08/27/69                1867                156
Osceola                   09/03/69                 192                726
Pasco                     08/26/69                 459                315
Pinellas                  08/26/69                3149                131
Polk                      09/04/69                1241                971
Seminole                  09/05/69                 740                500
Sumter                    09/05/69                 104                504
Suwanee                   08/26/69                 66                 489
Taylor                    08/26/69                 77                 44
Volusia                   08/26/69                1123                577
Wakulla                   09/05/69                 21                 231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   03/13/70                 625                297
Bay                       03/23/70                 298                539
Brevard                   10/30/91                3157               4019
Citrus                    03/16/70                 261                729
Columbia                  03/13/70                 257                622
Dixie                     03/13/70                 23                 107
Flagler                   10/30/91                 456               1019
Franklin                  03/13/70                 94                 507
Gadsden                   03/13/70                 121                571
Gilchrist                 03/20/70                 33                 449
Gulf                      03/16/70                 43                 244
Hamilton                  03/14/70                 87                 291
Hardee                    03/16/70                 97                 225
Hernando                  03/20/70                 212                536
Highlands                 03/20/70                 352                25
Hillsborough              03/20/70                2146                824
Jefferson                 03/13/70                 38                 643
Lafayette                 03/16/70                 14                 42
Lake                      03/13/70                 400                545
Leon                      04/02/70                 406                203
Levy                      03/20/70                 11                 150
Liberty                   03/13/70                 13                 494
Madison                   03/13/70                 54                 152
Marion                    03/20/70                 419                113
Orange                    03/20/70                1927                853
Osceola                   03/13/70                 199                282
Pasco                     03/13/70                 487                207
Pinellas                  03/23/70                3294                582
Polk                      03/27/70                1278                 4
Seminole                  03/20/70                 771                384
Sumter                    03/27/70                 109                 1
Suwanee                   03/13/70                 71                 61
Taylor                    03/16/70                 79                 282
Volusia                   03/13/70                1183                353
Wakulla                   03/24/70                 23                 36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/15/70                 678                70
                          01/08/71                 682               405B
Bay                       01/11/71                 321                565
Brevard                   10/30/91                3157               4030
Citrus                    01/07/71                 277                324
Columbia                  12/16/70                 266                25
                          01/07/71                 266                351
Dixie                     01/07/71                 25                 246
Flagler                   10/30/91                 456               1030
Franklin                  12/15/70                 98                 171
                          01/18/71                 98                 472
Gadsden                   01/07/71                 128                705
Gilchrist                 01/13/71                 36                  5
Gulf                      12/16/70                 46                 132
Hamilton                  12/16/70                 90                 201
                          01/08/71                 90                 325
Hardee                    12/16/70                 106                109
                          01/07/71                 107                15
Hernando                  12/16/70                 246                299
                          01/13/71                 252                715
Highlands                 01/11/71                 372                79
Hillsborough              01/11/71                2261                308
Jefferson                 12/16/70                 41                 467
Lafayette                 01/06/71                 16                 144
Lake                      01/12/71                 421                742
Leon                      01/14/71                 449                244
Levy                      01/11/71                 18                 65
Liberty                   12/16/70                 14                 535
Madison                   01/07/71                 56                 911
Marion                    01/11/71                 449                33
Orange                    01/11/71                2021                24
Osceola                   01/29/71                 212                353
Pasco                     01/08/71                 524                86
Pinellas                  01/14/71                3467                449
Polk                      01/14/71                1331                880
Seminole                  01/11/71                 819                223
Sumter                    01/11/71                 115                308
Suwanee                   12/17/70                 77                 82
Taylor                    12/17/70                 83                 53
Volusia                   01/11/71                1257                142
Wakulla                   01/12/71                 26                 175

EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   11/17/71                 755                116
Bay                       11/09/71                 351                33
Brevard                   10/30/91                3157               4062
Citrus                    11/16/71                 296                490
Columbia                  11/15/71                 278                597
Dixie                     11/09/71                 31                 23
Flagler                   10/30/91                 456               1062
Franklin                  11/09/71                 103                278
Gadsden                   11/10/71                 138                360
Gilchrist                 11/16/71                 39                 92
Gulf                      11/11/71                 49                 107
Hamilton                  11/09/71                 93                 538
Hardee                    11/09/71                 119                63
Hernando                  11/17/71                 280                 1
Highlands                 11/16/71                 393                578
Hillsborough              11/17/71                2393                263
Jefferson                 11/11/71                 45                 135
Lafayette                 11/09/71                 19                 91
Lake                      11/16/71                 447                834
Leon                      11/12/71                 496                190
Levy                      11/16/71                 26                 748
Liberty                   11/10/71                 16                 108
Madison                   11/11/71                 61                 220
Marion                    11/16/71                 487                239
Orange                    11/18/71                2144                179
Osceola                   11/10/71                 229                360
Pasco                     11/12/71                 569                344
Pinellas                  11/09/71                3659                630
Polk                      11/16/71                1400                 1
Seminole                  11/16/71                 892                460
Sumter                    11/09/71                 123                457
Suwanee                   11/12/71                 86                 28
Taylor                    11/09/71                 87                 706
Volusia                   11/09/71                1352                118
Wakulla                   11/16/71                 30                 218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1971

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   07/31/72                 797                81
Bay                       07/31/72                 378                483
Brevard                   10/30/91                3157               4079
Citrus                    08/01/72                 314                557
Columbia                  07/31/72                 290                418
Dixie                     07/31/72                 35                 44
Flagler                   10/30/91                 456               1079
Franklin                  07/31/72                 107                442
Gadsden                   07/31/72                 147                296
Gilchrist                 07/31/72                 41                 148
Gulf                      07/31/72                 51                 371
Hamilton                  07/31/72                 96                 573
Hardee                    07/31/72                 130                35
Hernando                  07/31/72                 295                702
Highlands                 07/31/72                 409                578
Hillsborough              07/31/72                2518                15
Jefferson                 07/31/72                 48                 389
Lafayette                 08/04/72                 22                 70
Lake                      08/02/72                 474                134
Leon                      08/02/72                 537                763
Levy                      08/02/72                 35                  5
Liberty                   08/03/72                 17                 319
Madison                   08/03/72                 65                 120
Marion                    08/02/72                 521                427
Orange                    08/03/72                2259                950
Osceola                   08/02/72                 245                626
Pasco                     08/03/72                 619                487
Pinellas                  08/02/72                3846                454
Polk                      08/02/72                1467                276
Seminole                  08/03/72                 948               1035
Sumter                    08/02/72                 131                348
Suwanee                   08/02/72                 93                 785
Taylor                    08/03/72                 92                 198
Volusia                   08/02/72                1456                420
Wakulla                   08/03/72                 33                 147

TWENTIETH SUPPLEMENTAL INDENTURE  dated November 1, 1972

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   01/22/73                 818                709
Bay                       01/22/73                 400                226
Brevard                   10/30/91                3157               4096
Citrus                    01/22/73d                328                152
Columbia                  01/22/73                 298                244
Dixie                     01/22/73                 38                 92
Flagler                   10/30/91                 456               1096
Franklin                  01/22/73                 110                446
Gadsden                   01/22/73                 154                117
Gilchrist                  01/2273                 42                 685
Gulf                      01/22/73                 52                 813
Hamilton                  01/22/73                 99                 270
Hardee                    01/22/73                 138                88
Herdando                  01/22/73                 306                325
Highlands                 01/22/73                 422                  5
Hillsborough              01/22/73                2612                659
Jefferson                 01/23/73                 50                 632
Lafayette                 01/22/73                 23                 338
Lake                      01/22/73                 492                696
Leon                      01/25/73                 567                238
Levy                      01/22/73                 40                 755
Liberty                   01/23/73                 18                 51
Madison                   01/23/73                 67                 413
Marion                    01/22/73                 546                125
Orange                    01/22/73                2345                569
Osceola                   01/24/73                 256                564
Pasco                     01/22/73                 654                281
Pinellas                  01/23/73                3980                788
Polk                      01/24/73                1514                854
Seminole                  01/22/73                 136                696
Sumter                    01/22/73                 136                696
Suwanee                   01/22/73                 98                 583
Taylor                    01/22/73                 95                 99
Volusia                   01/22/73                1533                327
Wakulla                   01/26/73                 35                 266

TWENTY-FIRST SUPPLEMENTAL INDENTURE  dated June 1, 1973

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   08/30/73                 850                668
Bay                       08/30/73                 431                401
Brevard                   10/30/91                3157               4126
Citrus                    08/31/73                 349                609
Columbia                  08/30/73                 309                245
Dixie                     08/30/73                 41                 473
Flagler                   10/30/91                 456               1126
Franklin                  08/31/73                 115                120
Gadsden                   08/31/73                 164                90
Gilchrist                 08/31/73                 45                 387
Gulf                      09/04/73                 54                 736
Hamilton                  09/04/73                 104                250
Hardee                    08/31/73                 149                295
Herdando                  08/31/73                 321                479
Highlands                 08/31/73                 442                961
Hillsborough              08/31/73                2740                278
Jefferson                 08/31/73                 54                 591
Lafayette                 09/07/73                 26                 73
Lake                      08/31/73                 520                70
Leon                      09/06/73                 609                543
Levy                      09/05/73                 50                 741
Liberty                   08/31/73                 19                 111
Madison                   08/31/73                 71                 22
Marion                    09/04/73                 585                491
Orange                    09/07/73                2448               1009
Osceola                   09/06/73                 272                204
Pasco                     09/04/73                 707                613
Pinellas                  08/31/73                4073                767
Polk                      08/31/73                1550               1341
Seminole                  09/04/73                 993               0048
Sumter                    08/31/73                 144                265
Suwanee                   09/04/73                 106                192
Taylor                    08/31/73                 99                 444
Volusia                   08/31/73                1647                440
Wakulla                   08/31/73                 38                 458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   02/28/74                 876                74
Bay                       02/28/74                 457                572
Brevard                   10/30/91                3157               4155
Citrus                    03/18/74                 365                200
Columbia                  03/01/74                 319                179
Dixie                     02/28/74                 44                 149
Flagler                   10/30/91                 456               1155
Franklin                  03/01/74                 119                14
Gadsden                   03/01/74                 171                264
Gilchrist                 02/28/74                 48                 25
Gulf                      03/01/74                 56                 427
Hamilton                  03/01/74                 109                89
Hardee                    02/28/74                 158                140
Herdando                  02/28/74                 333                455
Highlands                 02/28/74                 458                394
Hillsborough              02/28/74                2842                642
Jefferson                 03/01/74                 58                  5
Lafayette                 03/01/74                 28                 34
Lake                      03/04/74                 540                77
Leon                      03/01/74                 638                672
Levy                      02/28/74                 57                 769
Liberty                   03/01/74                 20                 54
Madison                   03/01/74                 73                 545
Marion                    02/28/74                 617                19
Orange                    02/28/74                2504               1707
Osceola                   03/01/74                 284                344
Pasco                     03/01/74                 739               1360
Pinellas                  02/28/74                4141               1397
Polk                      02/28/74                1578               1983
Seminole                  03/04/74                1010               1601
Sumter                    03/01/74                 150                278
Suwanee                   03/04/74                 111                766
Taylor                    03/04/74                 102                694
Volusia                   03/04/74                1712                645
Wakulla                   03/05/74                 40                 626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   11/29/76                1035                716
Bay                       11/29/76                 600                687
Brevard                   10/30/91                3157               4184
Citrus                    12/08/76                 448                668
Columbia                  12/03/76                 370                898
Dixie                     11/29/76                 56                 160
Flagler                   10/30/91                 456               1184
Franklin                  11/29/76                 136                420
Gadsden                   12/06/76                 219                533
Gilchrist                 11/30/76                 62                 464
Gulf                      11/30/76                 68                 753
Hamilton                  11/30/76                 131                855
Hardee                    11/29/76                 212                10
Herdando                  12/03/76                 397                623
Highlands                 11/29/76                 535                951
Hillsborough              11/29/76                3181               1281
Jefferson                 11/29/76                 75                 198
Lafayette                 11/29/76                 36                 422
Lake                      12/06/76                 620                66
Leon                      11/30/76                 823                723
Levy                      11/29/76                 98                 32
Liberty                   11/29/76                 25                 104
Madison                   12/06/76                 89                 124
Marion                    12/08/76                 779                258
Orange                    12/06/76                2745                889
Osceola                   11/30/76                 345                524
Pasco                     12/03/76                 867               1165
Pinellas                  12/03/76                4484               1651
Polk                      11/29/76                1720               2000
Seminole                  12/06/76                1105               1137
Sumter                    11/30/76                 181                97
Suwanee                   11/29/76                 146                437
Taylor                    11/30/76                 123                111
Volusia                   12/06/76                1872               1438
Wakulla                   12/07/76                 53                 837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   06/11/79                1212                956
Bay                       06/12/79                 734                343
Brevard                   10/30/91                3157               4212
Citrus                    06/12/79                 538               1687
Columbia                  06/14/79                 429                139
Dixie                     06/12/79                 68                 122
Flagler                   10/30/91                 456               1212
Franklin                  06/13/79                 159                186
Gadsden                   06/13/79                 259                396
Gilchrist                 06/12/79                 77                 260
Gulf                      06/14/79                 78                 174
Hamilton                  06/12/79                 142                859
Hardee                    06/12/79                 245                558
Herdando                  06/12/79                 443                17
Highlands                 06/13/79                 620                77
Hillsborough              06/12/79                3523               1162
Jefferson                 06/13/79                 93                 685
Lafayette                 06/13/79                 44                 496
Lake                      06/12/79                 678                266
Leon                      06/15/79                 931                526
Levy                      06/12/79                 141                163
Liberty                   06/13/79                 30                 394
Madison                   06/13/79                 108                655
Marion                    06/13/79                 976                451
Orange                    06/13/79                3018                812
Osceola                   06/12/79                 438                115
Pasco                     06/14/79                1013                126
Pinellas                  06/12/79                4867                291
Polk                      06/12/79                1881               2012
Seminole                  06/12/79                1228                606
Sumter                    06/12/79                 216                642
Suwanee                   06/12/79                 184                514
Taylor                    06/13/79                 145                686
Volusia                   06/12/79                2082               1430
Wakulla                   06/13/79                 69                 884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   07/25/80                1290                319
Bay                       07/25/80                 794                596
Brevard                   10/30/91                3157               4238
Citrus                    07/28/80                 560               2030
Columbia                  07/24/80                 451                126
Dixie                     07/24/80                 73                 220
Flagler                   10/30/91                 456               1238
Franklin                  07/28/80                 169                589
Gadsden                   07/25/80                 275                649
Gilchrist                 07/24/80                 84                 551
Gulf                      07/28/80                 82                 290
Hamilton                  07/25/80                 148                774
Hardee                    07/25/80                 257                823
Herdando                  07/24/80                 465                441
Highlands                 07/29/80                 658                523
Hillsborough              07/24/80                3684                411
Jefferson                 07/25/80                 101                387
Lafayette                 07/24/80                 47                 586
Lake                      07/24/80                 705                977
Leon                      07/25/80                 966                426
Levy                      07/25/80                 161                478
Liberty                   07/25/80                 32                 981
Madison                   07/28/80                 117                572
Marion                    07/28/80                1027               1141
Orange                    07/25/80                3127               1401
Osceola                   07/30/80                 489                198
Pasco                     07/25/80                1077               1362
Pinellas                  06/24/80                5038               2013
Polk                      07/25/80                1956               1808
Seminole                  07/28/80                1288               1105
Sumter                    07/25/80                 233                598
Suwanee                   07/29/80                 200                618
Taylor                    07/28/80                 156                740
Volusia                   07/25/80                2185                587
Wakulla                   07/28/80                 76                 879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   01/27/81                1326                527
Bay                       01/26/81                 823                570
Brevard                   10/30/91                3157               4267
Citrus                    01/28/81                 570               1391
Columbia                  01/27/81                 461                435
Dixie                     01/23/81                 75                 785
Flagler                   10/30/91                 456               1267
Franklin                  01/27/81                 174                320
Gadsden                   01/26/81                 282                356
Gilchrist                 01/23/81                 87                 484
Gulf                      01/26/81                 84                 307
Hamilton                  01/26/81                 151                44
Hardee                    01/27/81                 264                214
Herdando                  01/26/81                 476                916
Highlands                 01/26/81                 676                12
Hillsborough              01/26/81                3760               1223
Jefferson                 01/26/81                 104                658
Lafayette                 01/27/81                 49                 175
Lake                      01/27/81                 717               2439
Leon                      01/30/81                 983               1982
Levy                      01/26/81                 169                716
Liberty                   01/26/81                 33                 875
Madison                   01/27/81                 121                535
Marion                    01/26/81                1051                47
Orange                    01/26/81                3167               2388
Osceola                   01/28/81                 512                78
Pasco                     01/26/81                1108               1247
Pinellas                  12/31/80                5128               1781
Polk                      01/27/81                1994                436
Seminole                  01/27/81                1317                775
Sumter                    01/26/81                 241                211
Suwanee                   01/27/81                 209                696
Taylor                    01/26/81                 161                461
Volusia                   01/26/81                2236               1396
Wakulla                   01/26/81                 79                 837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   02/10/81                1328                880
Bay                       02/10/81                 825                667
Brevard                   10/30/91                3157               4295
Citrus                    02/13/81                 571               1236
Columbia                  02/09/81                 462                275
Dixie                     02/09/81                 76                 147
Flagler                   10/30/91                 456               1295
Franklin                  02/11/81                 174                590
Gadsden                   02/11/81                 283                105
Gilchrist                 02/13/81                 88                 100
Gulf                      02/17/81                 84                 561
Hamilton                  02/11/81                 151                256
Hardee                    02/11/81                 264                618
Herdando                  02/10/81                 477                904
Highlands                 02/11/81                 677                519
Hillsborough              02/10/81                3766                35
Jefferson                 02/12/81                 105                318
Lafayette                 02/10/81                 49                 299
Lake                      02/10/81                 718               2428
Leon                      02/18/81                 985               1655
Levy                      02/12/81                 170                567
Liberty                   02/12/81                 34                 94
Madison                   02/11/81                 122                47
Marion                    02/10/81                1052               1660
Orange                    02/11/81                3171               1797
Osceola                   02/13/81                 514                336
Pasco                     02/10/81                1111                307
Pinellas                  02/10/81                5147                951
Polk                      02/11/81                1997                527
Seminole                  02/11/81                1319               1660
Sumter                    02/11/81                 241                746
Suwanee                   02/11/81                 210                652
Taylor                    02/11/81                 161                793
Volusia                   02/10/81                2241                333
Wakulla                   02/11/81                 80                 188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   06/08/81                1351                161
Bay                       07/20/81                 853                623
Brevard                   10/30/91                3157               4321
Citrus                    06/08/81                 578                919
Columbia                  06/08/81                 469                507
Dixie                     06/09/81                 78                 172
Flagler                   10/30/91                 456               1321
Franklin                  06/10/81                 178                166
Gadsden                   06/08/81                 286               1847
Gilchrist                 06/05/81                 90                 526
Gulf                      06/09/81                 85                 881
Hamilton                  06/08/81                 152                776
Hardee                    06/05/81                 267                797
Herdando                  06/05/81                 484               1645
Highlands                 06/05/81                 689                338
Hillsborough              06/05/81                3814                700
Jefferson                 06/09/81                 107                352
Lafayette                 06/05/81                 50                 758
Lake                      06/08/81                 727                209
Leon                      06/08/81                 996               1780
Levy                      06/08/81                 176                81
Liberty                   06/12/81                 34                 859
Madison                   06/08/81                 125                615
Marion                    06/05/81                1068               1824
Orange                    06/08/81                3199                783
Osceola                   06/09/81                 532                 1
Pasco                     06/05/81                1132               1007
Pinellas                  06/05/81                5201               1902
Polk                      06/12/81                2022                642
Seminole                  06/08/81                1340                894
Sumter                    06/05/81                 246                210
Suwanee                   06/05/81                 217                153
Taylor                    06/09/81                 165                536
Volusia                   06/05/81                2272               1296
Wakulla                   06/08/81                 82                 500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   10/06/82                1440                284
Bay                       10/08/82                 912                523
Brevard                   10/30/91                3157               4348
Citrus                    10/07/82                 604               1403
Columbia                  10/06/82                 498                260
Dixie                     10/07/82                 85                  2
Flagler                   10/30/91                 456               1348
Franklin                  10/11/82                 191                239
Gadsden                   10/08/82                 297                266
Gilchrist                 10/07/82                 98                 657
Gulf                      10/07/82                 91                 125
Hamilton                  10/06/82                 159                396
Hardee                    10/07/82                 281                339
Herdando                  10/06/82                 510               1386
Highlands                 10/08/82                 733                571
Hillsborough              10/06/82                4009                985
Jefferson                 10/08/82                 115                766
Lafayette                 10/06/82                 55                 163
Lake                      10/08/82                 759                836
Leon                      10/07/82                1041                20
Levy                      10/06/82                 198                511
Liberty                   10/07/82                 38                 218
Madison                   10/07/82                 136                685
Marion                    10/06/82                1128                717
Orange                    10/07/82                3316                738
Osceola                   10/11/82                 606                68
Pasco                     10/06/82                1212               1279
Pinellas                  10/07/82                5411               1407
Polk                      10/07/82                2110                93
Seminole                  10/06/82                1416                535
Sumter                    10/06/82                 263                631
Suwanee                   10/06/82                 238                524
Taylor                    10/07/82                 178                879
Volusia                   10/06/82                2391               1879
Wakulla                   10/07/82                 91                 306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/02/82                1450                90
Bay                       12/06/82                 916               1538
Brevard                   10/30/91                3157               4364
Citrus                    12/03/82                 607               1034
Columbia                  12/06/82                 501                729
Dixie                     12/06/82                 86                 49
Flagler                   10/30/91                 456               1364
Franklin                  12/07/82                 192                448
Gadsden                   12/06/82                 298                608
Gilchrist                 12/03/82                 100                18
Gulf                      12/07/82                 91                 744
Hamilton                  12/06/82                 160                118
Hardee                    12/08/82                 283                11
Herdando                  12/03/82                 513                992
Highlands                 12/07/82                 738                221
Hillsborough              12/03/82                4033                293
Jefferson                 12/06/82                 117                 9
Lafayette                 12/06/82                 55                 444
Lake                      12/03/82                 763                19
Leon                      12/07/82                1047                812
Levy                      12/06/82                 201                136
Liberty                   12/08/82                 38                 547
Madison                   12/07/82                 137                808
Marion                    12/07/82                1135               1015
Orange                    12/06/82                3330               2301
Osceola                   12/09/82                 615                721
Pasco                     12/06/82                1222               1592
Pinellas                  11/23/82                5434                229
Polk                      12/08/82                2121                118
Seminole                  12/06/82                1425               1476
Sumter                    12/06/82                 265                768
Suwanee                   12/07/82                 240                699
Taylor                    12/06/82                 180                189
Volusia                   12/06/82                2406                460
Wakulla                   12/06/82                 92                 272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/05/91                1836               2215
Bay                       12/04/91                1347               1335
Brevard                   12/05/91                3165               1204
Citrus                    12/04/91                 917                725
Columbia                  12/04/91                 753               1847
Dixie                     12/09/91                 156                90
Flagler                   12/04/91                 458               1266
Franklin                  12/04/91                 364                11
Gadsden                   12/04/91                 386               1240
Gilchrist                 12/09/91                 182                573
Gulf                      12/04/91                 148                72
Hamilton                  12/04/91                 294                236
Hardee                    12/04/91                 420                322
Herdando                  12/03/91                 843               1139
Highlands                 12/03/91                1161               1860
Hillsborough              12/04/91                6449               1412
Jefferson                 12/04/91                 225                39
Lafayette                 12/05/91                 87                 430
Lake                      12/04/91                1138               1083
Leon                      12/04/91                1530                452
Levy                      12/05/91                 446                454
Liberty                   12/04/91                 68                 508
Madison                   12/04/91                 258                173
Marion                    12/04/91                1787                161
Orange                    12/06/91                4352                22
Osceola                   12/05/91                1042                587
Pasco                     12/03/91                2071                503
Pinellas                  11/13/91                7731                740
Polk                      12/06/91                3041               1252
Seminole                  12/05/91                2364               1942
Sumter                    12/03/91                 443                254
Suwanee                   12/05/91                 423                515
Taylor                    12/04/91                 296                232
Volusia                   12/09/91                3712                968
Wakulla                   12/05/91                 185                524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/30/92                1888               2338
Bay                       12/30/92                1410                42
Brevard                   12/29/92                3256               2503
Citrus                    12/29/92                 965                231
Columbia                  12/30/92                 769                532
Dixie                     12/30/92                 165                484
Flagler                   12/30/92                 480                212
Franklin                  12/30/92                 399                 1
Gadsden                   12/30/92                 399               1762
Gilchrist                 12/30/92                 194                693
Gulf                      01/06/93                 157                343
Hamilton                  12/29/92                 314                215
Hardee                    12/31/92                 439                211
Herdando                  12/29/92                 894                688
Highlands                 12/29/92                1200               1665
Hillsborough              12/30/92                6838                810
Jefferson                 12/30/92                 250                196
Lafayette                 12/30/92                 92                 129
Lake                      12/30/92                1203                323
Leon                      01/07/93                1611               2296
Levy                      12/29/92                 479                312
Liberty                   12/30/92                 73                 427
Madison                   12/30/92                 292                205
Marion                    12/29/92                1888               1815
Orange                    12/30/92                4506               2985
Osceola                   12/31/92                1102               2325
Pasco                     12/29/92                3101                950
Pinellas                  12/15/92                8120               1705
Polk                      12/31/92                3185                899
Seminole                  12/29/92                2525               1408
Sumter                    12/29/92                 471                468
Suwanee                   12/29/92                 449                469
Taylor                    01/21/93                 313                221
Volusia                   12/30/92                3797               1647
Wakulla                   12/31/92                 204                765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/30/92                1888               2426
Bay                       12/30/92                1410                130
Brevard                   12/29/92                3256               2592
Citrus                    12/29/92                 965                319
Columbia                  12/30/92                 769                622
Dixie                     12/30/92                 165                572
Flagler                   12/30/92                 480                300
Franklin                  12/30/92                 399                89
Gadsden                   12/30/92                 399               1850
Gilchrist                 12/30/92                 195                 1
Gulf                      01/06/93                 157                431
Hamilton                  12/29/92                 315                 1
Hardee                    12/31/92                 439                299
Herdando                  12/29/92                 894                776
Highlands                 12/29/92                1200               1754
Hillsborough              12/30/92                6838                898
Jefferson                 12/30/92                 250                285
Lafayette                 12/30/92                 92                 217
Lake                      12/30/92                1203                411
Leon                      01/07/93                1611               2384
Levy                      12/29/92                 479                400
Liberty                   12/30/92                 73                 515
Madison                   12/30/92                 292                293
Marion                    12/29/92                1888               1903
Orange                    12/30/92                4506               3073
Osceola                   12/31/92                1102               2413
Pasco                     12/29/92                3101               1038
Pinellas                  12/15/92                8120               1795
Polk                      12/31/92                3185                987
Seminole                  12/29/92                2525               1496
Sumter                    12/29/92                 471                556
Suwanee                   12/29/92                 449                595
Taylor                    01/21/93                 313                309
Volusia                   12/30/92                3797               1735
Wakulla                   12/31/92                 204                853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   02/23/93                1895               1712
Bay                       02/22/93                1418               1202
Brevard                   02/22/93                3268               4928
Citrus                    03/03/93                 972               1372
Columbia                  02/23/93                 771               1030
Dixie                     02/23/93                 166                771
Flagler                   02/23/93                 483                86
Franklin                  02/23/93                 404                209
Gadsden                   02/22/93                 402                153
Gilchrist                 02/22/93                 196                612
Gulf                      02/22/93                 158                636
Hamilton                  02/22/93                 317                37
Hardee                    02/26/93                 442                29
Herdando                  02/22/93                 901               1009
Highlands                 02/23/93                1206               1393
Hillsborough              02/23/93                6891                182
Jefferson                 02/23/93                 254                267
Lafayette                 02/22/93                 92                 788
Lake                      02/22/93                1211               1060
Leon                      02/23/93                1621                51
Levy                      02/22/93                 484                459
Liberty                   02/22/93                 74                 366
Madison                   02/22/93                 297                50
Marion                    03/01/93                1902               1706
Orange                    03/01/93                4527               4174
Osceola                   02/23/93                1111               2070
Pasco                     03/01/93                3118               1205
Pinellas                  02/09/93                8173                382
Polk                      02/22/93                3203               2186
Seminole                  02/22/93                2547                765
Sumter                    02/22/93                 475                750
Suwanee                   02/23/93                 454                51
Taylor                    02/25/93                 314                853
Volusia                   02/23/93                3808               3551
Wakulla                   02/23/93                 207                396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   03/22/93                1898               2769
Bay                       03/23/93                1423                659
Brevard                   03/22/93                3275               3473
Citrus                    03/22/93                 975                 1
Columbia                  03/24/93                 772               1536
Dixie                     03/23/93                 167                499
Flagler                   03/23/93                 484               1113
Franklin                  03/22/93                 407                47
Gadsden                   03/22/93                 403                66
Gilchrist                 03/22/93                 197                704
Gulf                      03/22/93                 159                388
Hamilton                  03/22/93                 320                 1
Hardee                    03/22/93                 443                137
Herdando                  03/22/93                 905                480
Highlands                 03/22/93                1210                47
Hillsborough              03/22/93                6917                972
Jefferson                 03/24/93                 257                40
Lafayette                 03/23/93                 93                 218
Lake                      03/23/93                1216               1165
Leon                      03/23/93                1626               1941
Levy                      03/23/93                 487                375
Liberty                   03/22/93                 74                 627
Madison                   03/22/93                 299                211
Marion                    03/22/93                1910                738
Orange                    03/23/93                4539               2634
Osceola                   03/25/93                1115               2511
Pasco                     03/22/93                3129                149
Pinellas                  03/10/93                8200               2030
Polk                      03/22/93                3214               1331
Seminole                  03/22/93                2559               1330
Sumter                    03/22/93                 478                191
Suwanee                   03/24/93                 456                58
Taylor                    03/26/93                 316                580
Volusia                   03/23/93                3814               4453
Wakulla                   03/22/93                 208                563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   08/06/93                1919               2335
Bay                       08/09/93                1447               1661
Brevard                   08/05/93                3312               2304
Citrus                    08/06/93                 994                111
Columbia                  08/09/93                 778                736
Dixie                     08/10/93                 171                595
Flagler                   08/06/93                 493                183
Franklin                  08/16/93                 423                78
Gadsden                   08/06/93                 407               1440
Gilchrist                 08/06/93                 202                372
Gulf                      08/06/93                 162                831
Hamilton                  08/06/93                 326                301
Hardee                    08/06/93                 450                623
Herdando                  08/09/93                 925               1936
Highlands                 08/06/93                1225               1608
Hillsborough              08/05/93                7071                222
Jefferson                 08/10/93                 266                252
Lafayette                 08/09/93                 95                 394
Lake                      08/06/93                1241                430
Leon                      08/09/93                1660               1955
Levy                      08/06/93                 500                395
Liberty                   08/06/93                 76                 362
Madison                   08/06/93                 312                20
Marion                    08/06/93                1948               1022
Orange                    08/09/93                4602                366
Osceola                   08/06/93                1138                832
Pasco                     08/05/93                3182                104
Pinellas                  07/20/93                8342                522
Polk                      08/05/93                3268               1251
Seminole                  08/09/93                2627                330
Sumter                    08/05/93                 489                700
Suwanee                   08/09/93                 467                488
Taylor                    08/06/93                 323                490
Volusia                   08/06/93                3848               2752
Wakulla                   08/06/93                 217                104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   12/29/93                1942               1768
Bay                       12/29/93                1473               1090
Brevard                   12/28/93                3353               2186
Citrus                    12/29/93                1013               1791
Columbia                  12/30/93                 784               1174
Dixie                     01/04/94                 175                744
Flagler                   12/30/93                 503                269
Franklin                  12/30/93                 437                69
Gadsden                   12/29/93                 412               1638
Gilchrist                 01/03/94                 207                597
Gulf                      12/29/93                 166                710
Hamilton                  12/29/93                 334                78
Hardee                    12/28/93                 458                139
Herdando                  12/30/93                 947               1037
Highlands                 12/29/93                1241               1888
Hillsborough              12/29/93                7235               1829
Jefferson                 12/30/93                 276                231
Lafayette                 12/29/93                 97                 746
Lake                      12/29/93                1267               2229
Leon                      12/29/93                1698               1017
Levy                      12/30/93                 512                733
Liberty                   12/29/93                 78                 291
Madison                   12/29/93                 324                302
Marion                    12/29/93                1990               1962
Orange                    12/29/93                4675               2208
Osceola                   12/30/93                1163               2641
Pasco                     12/29/93                3239                112
Pinellas                  12/15/93                8502               2162
Polk                      12/28/93                3327                562
Seminole                  12/28/93                2703                466
Sumter                    12/28/93                 502                157
Suwanee                   12/29/93                 478                324
Taylor                    12/29/93                 330                533
Volusia                   12/29/93                3885               2736
Wakulla                   12/30/93                 224                727

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated July 25, 1994

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                   08/08/94                1975               2678
Bay                       08/08/94                1516                432
Brevard                   08/08/94                3412               3309
Citrus                    08/08/94                1044               2108
Columbia                  08/08/94                 794                188
Dixie                     08/11/94                 183                 3
Flagler                   08/08/94                 516               1458
Franklin                  08/10/94                 465                42
Gadsden                   08/09/94                 422                570
Gilchrist                 08/10/94                 216                477
Gulf                      08/08/94                 172                664
Hamilton                  08/08/94                 347                189
Hardee                    08/08/94                 471                495
Herdando                  09/06/94                 983                887
Highlands                 08/08/94                1267                791
Hillsborough              08/10/94                7485                745
Jefferson                 08/09/94                 298                22
Lafayette                 08/09/94                 101                626
Lake                      08/09/94                1311               1274
Leon                      08/08/94                1754                594
Levy                      08/08/94                 533                45
Liberty                   08/09/94                 81                 566
Madison                   08/08/94                 348                172
Marion                    08/10/94                2060               1272
Orange                    08/09/94                4779               4850
Osceola                   08/08/94                1205               1060
Pasco                     08/08/94                3326               1162
Pinellas                  07/25/94                8734               1574
Polk                      08/08/94                3423               2168
Seminole                  08/08/94                2809                131
Sumter                    08/08/94                 524                256
Suwanee                   08/08/94                 500                170
Taylor                    08/09/94                 342                576
Volusia                   08/11/94                3942               4371
Wakulla                   08/10/94                 239                322

THIRTY-NINTH SUPPLEMENTAL INDENTURE dated July 1, 2001

STATE OF FLORIDA

County               Date of Recordation          Book               Page

Alachua                    7/16/01                 2371              1703
Bay                        7/24/01                 2052               225
Brevard                    7/24/01                 4387               206
Citrus                     7/16/01                 1440               322
Columbia                   7/24/01                  931              1741
Dixie                      7/23/01                  262                 1
Flagler                    7/24/01                  758               320
Franklin                   7/26/01                  671               542
Gadsden                    7/23/01                  529               134
Gilcrest                   7/23/01                 2001              3068
Gulf                       7/24/01                  262               872
Hamilton                   7/23/01                  504                59
Hardee                     7/23/01                  614               764
Hernando                   7/16/01                 1437               619
Highlands                  7/16/01                 1556              1380
Hillsborough               7/23/01                10952              1626
Jefferson                  7/23/01                  471               268
Lafayette                  7/23/01                  169               348
Lake                       7/16/01                 1974              2275
Leon                       7/23/01                 2530                74
Levy                       7/23/01                  752               726
Liberty                    7/23/01                  124               311
Madison                    7/24/01                  587                48
Manatee                    7/23/01                 1692              6974
Marion                     7/16/01                 2987              1131
Orange                     7/16/01                 6302              3365
Osceola                    7/16/01                 1902              1112
Pasco                      7/16/01                 4667                77
Pinellas                   7/13/01                11475              2488
Polk                       7/16/01                 4751                 1
Seminole                   7/16/01                 4128               170
Sumter                     7/16/01                  894                40
Suwannee                   7/23/01                  877                77
Taylor                     7/23/01                  464               215
Volusia                    7/17/01                 4714              4356
Wakulla                    7/23/01                  414               599

                                 EXHIBIT B

                           PROPERTY DESCRIPTIONS

[TO BE INSERTED]

                     Fourtieth Supplemental Indenture

                                 Exhibit B

------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
  1   07/17/01     07/23/01    TR    Jesse T Simmons, Jr    2373     1643      Alachua       5' X 74' +/-: COMM SE COR OF N-1/2 OF
                                                                                             GOVT LOT 2, ETCSUPPLEMENTS 22/197 &
                                                                                             1119/922
------------------------------------------------------------------------------------------------------------------------------------
  2   03/23/02     03/26/02    TR    The United             2430     2149      Alachua       THE WEST 1/2 OF THE NW 1/4 OF THE NE
                                     Pentecostal Church                                      1/4 OF SECTION 32, TOWNSHIP 9 SOUTH,
                                     of Gainsville                                           RANGE 19 EAST, ALACHUA COUNTY, FLORIDA,
                                                                                             LYING NORTH AND EAST OF STATE ROAD
                                                                                             NO. 93 (INTERSTATE HIGHWAY NO. I-75),
                                                                                             LESS AND EXCEPT THE RIGHT OF WAY FOR
                                                                                             NORTHWEST 23RD AVENUE ALONG THE
------------------------------------------------------------------------------------------------------------------------------------
  3   05/15/47     09/07/01    TR    WADE, ELIZA            0474     154       Jefferson     NE-1/4 OF SE-1/4
------------------------------------------------------------------------------------------------------------------------------------
  4   05/15/47     09/07/01    TR    BIRD, P. B.            0474     152       Jefferson     SE-1/4 OF NE-1/4
------------------------------------------------------------------------------------------------------------------------------------
  5   05/15/47     09/07/01    TR    MARTIN, CHRISTINE      0474     1601      Jefferson     W-1/2 OF SE-1/4 OF SECTION 8
------------------------------------------------------------------------------------------------------------------------------------
  6   05/17/47     09/07/01    TR    UTLEY, R. M.           0474     156       Jefferson     SE-1/4 OF NW-1/4 S & N OF SR-1, S-1/2
                                                                                             OF NW-1/4 OFNW-1/4 & SW-1/4 OF NW-1/4
                                                                                             N OF SR-1
------------------------------------------------------------------------------------------------------------------------------------
  7   05/19/47     09/07/01    TR    REALTY TRUST COMPANY   0474     164       Jefferson     NE-1/4 OF NE-1/4
------------------------------------------------------------------------------------------------------------------------------------
  8   05/21/47     09/07/01    TR    REICHERT, C. P.        0474     158       Jefferson     W-3/4 OF NE-1/4 OF NW-1/4
------------------------------------------------------------------------------------------------------------------------------------
  9   11/21/01     01/24/02    TR    David Groom            481      467       Jefferson     NW corner thence S adjacent to RW of
                                                                                             State Road 59
------------------------------------------------------------------------------------------------------------------------------------
 10   02/13/01     03/21/01    TR    Fancy Farms of         1922     990       Lake          60' wide Easement along the East side
                                     Tavares, Inc.                                           of the parcel 31-19-26
------------------------------------------------------------------------------------------------------------------------------------
 11   10/17/01     12/14/01    TR    Richard H. Langley     2041     1900       Lake         THE SOUTH 10 FEET ADJACENT TO ROAD
                                                                                             RIGHT OF WAY OF US HIGHWAY 27 OF THE
                                                                                             FOLLOWING DESCRIBED PROPERTY: WEST 100
                                                                                             FEET, LESS THE NORTH 50 FEET THEREOF OF
                                                                                             THAT PORTION OF SW1/4 OF SW1/4 LYING
                                                                                             BETWEEN THE RIGHTS OF WAY OF US HIGHWAY
                                                                                             27 AND THE FLORIDA STATE TU
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 1

                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 12   11/05/01     12/14/01    TR    M Kenneth Boykin;      2041     1895      Lake          THE SOUTH 10 FEET ADJACENT TO ROAD
                                     Joe Whitehead;                                          RIGHT-OF-WAY OF US HIGHWAY 27 OF THE
                                     Johnny Whitehead                                        FOLLOWING DESCRIBED PROPERTY: SOUTHEAST
                                                                                             1/4 OF THE SOUTHEAST 1/2, SECTION 22,
                                                                                             TOWNSHIP 21 SOUTH, RANGE 25 EAST, LYING
                                                                                             NORTH OF THE RIGHT OF WAY OF US HIGHWAY
                                                                                             27, LAKE COUNTY, FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 13   11/07/01     12/14/01    TR    Linda Thomas Berry     2041     1897      Lake          THE SOUTH 10 FEET ADJACENT TO ROAD
                                                                                             RIGHT OF WAY OF US HIGHWAY 27 OF THE
                                                                                             FOLLOWING DESCRIBED PROPERTY: THE SW
                                                                                             1/4 OF THE SW 1/4, LYING BETWEEN US
                                                                                             HIGHWAY 27 AND THE TURNPIKE, LESS THE
                                                                                             WEST 100 FEET AND THE NORTH 50 FEET OF
                                                                                             THE WEST 100 FEET OF THE SW1/4 FO
------------------------------------------------------------------------------------------------------------------------------------
 14   11/19/01     12/14/01    TR    Water Services, Inc.   2041     1891      Lake          THE FOLLOWING DESCRIBED PROPERTY LIES
                                     A Florida Corp                                          WITHIN THAT PORTION OF THE SOUTHWEST
                                                                                             1/4 LYING EAST OF THE LAKE BETWEEN THE
                                                                                             SOUTHWESTERLY RIGHT-OF-WAY OF THE
                                                                                             TURNPIKE AND THE NORTHEASTERLY RIGHT-
                                                                                             OF-WAY OF US HIGHWAY 27, IN SECTION 25,
                                                                                             TOWNSHIP 21 SOUTH, RANGE 25 EA
------------------------------------------------------------------------------------------------------------------------------------
 15   11/29/01     12/27/01    TR    Lauriston T. Izlar     2047     1392      Lake          THE FOLLOWING DESCRIBED PROPERTY LIES
                                     and Barbara S. Izlar                                    WITHIN THAT PORTION OF THE SW 1/4 LYING
                                                                                             E OF THE LAKE BETWEEN THE SOUTHWESTERLY
                                                                                             ROW OF THE TUNRPIKE AND THE NORTH-
                                                                                             EASTERLY ROW OF US HIGHWAY 27, IN
                                                                                             SECTION 25, TOWNSHIP 21 S, RANGE 25 E,
                                                                                             LAKE COUNTY, FLORIDA...........
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2

                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 16   12/04/01     12/27/01    TR    Karst Outdoor          2047     1388      Lake          THE FOLLOWING DESCRIBED PROPERTY LIES
                                     Displays, Inc.                                          WITHIN THAT PORTION OF THE SW 1/4 LYING
                                                                                             E OF THE LAKE BETWEEN THE SOUTHWESTERLY
                                                                                             RIGHT-OF-WAY OF THE TURNPIKE AND THE
                                                                                             NORTHEASTERLY RIGHT-OF-WAY OF US
                                                                                             HIGHWAY 27, IN SECTION 25, TOWNSHIP 21
                                                                                             S, RANGE 25 E, LAKE COUNTY,
------------------------------------------------------------------------------------------------------------------------------------
 17   12/06/01                 TT    George M. Mathew                          Lake          Part of the NE 1/4 of the NW 1/4 Part
                                                                                             of the S 1/2 of the NW 1/4
------------------------------------------------------------------------------------------------------------------------------------
 18   12/27/01     04/08/02    TR    Minneola Oaks Dev.     2096     896       Lake          THE S 10' ADJACENT TO ROAD RIGHT OF
                                     Corp.                                                   WAY, US HWY 27
------------------------------------------------------------------------------------------------------------------------------------
 19   02/01/02     03/19/02    TR    Eugene R. Baldwin      2086     1981      Lake          THE NORTH 10 FEET ADJACENT TO ROAD
                                                                                             RIGHT-OF-WAY OF US HIGHWAY 27
------------------------------------------------------------------------------------------------------------------------------------
 20   02/09/02     05/24/02    TR    Consolidated           2119     106       Lake          26-21-25-0001-00000300 - FROM THE NW
                                     Investment, Inc.                                        CORNER OF THE SE 1/4 OF THE NE 1/4 OF
                                                                                             SECTION 26, TOWNSHIP 21 SOUTH, RANGE 25
                                                                                             EAST; 26-21-25-000100000200 - THE W 200
                                                                                             FEET OF THE SE 1/4 OF THE NE 1/4 LYING
                                                                                             IN SECTION 26, TOWNSHIP 21 SOUTH, RANGE
                                                                                             25 EAST, LAKE COUNTY,
------------------------------------------------------------------------------------------------------------------------------------
 21   02/19/02     03/06/02    TR    Robert G. Dello Russo  2080     430       Lake          THE SOUTH 10 FEET ADJACENT TO ROAD
                                                                                             RIGHT OF WAY OF US HIGHWAY 27 OF THE
                                                                                             FOLLOWING PROPERTY DESCRIBED IN EXHIBIT
                                                                                             "A" ATTACHED HERETO:  ALL THAT PART OF
                                                                                             THE FOLLOWING THAT LIES WEST OF THE
                                                                                             WESTERN RIGHT OF WAY OF THE SUNSHINE
                                                                                             STATE PARKWAY AND EAST OF THE E
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 22   02/21/02     03/06/02    TR    John M Fishback,       2080     428       Lake          THE SOUTH 10 FEET ADJACENT TO ROAD
                                     Trustee                                                 RIGHT OF WAY OF US HIGHWAY 27 OF THE
                                                                                             FOLLOWING PROPERTY:  THAT PART OF THE
                                                                                             SOUTHWEST 1/4 OF SECTION 22, TOWNSHIP
                                                                                             21 SOUTH, RANGE 25 EAST, IN LAKE
                                                                                             COUNTY, FLORIDA, BEGIN AT NORTHWEST
                                                                                             CORNER OF NORTHEAST 1/4 OF SOUTHWEST 1
------------------------------------------------------------------------------------------------------------------------------------
 23   03/07/02     05/01/02    TR    Thomas E. Abney        2107     1068      Lake          Part of the E 1/4 of the NW 1/4 of
                                                                                             the SW 1/4
------------------------------------------------------------------------------------------------------------------------------------
 24   03/07/02                 TT    Thomas E. Abney                           Lake          Part of the E 1/4 of the NW 1/4 of
                                                                                             the SW 1/4
------------------------------------------------------------------------------------------------------------------------------------
 25   03/07/02                 TT    Fancy Farms of                            Lake          Part of the Sw NW 1/2 Part of the NW
                                     Tavares, Inc.                                           of the SW 1/4
------------------------------------------------------------------------------------------------------------------------------------
 26   03/07/02     05/01/02    TR    Thomas E & Joyce       2107     1068      Lake          SE Corner of the NW 1/4 of the SW 1/4
                                     J Abney                                                 of Sec 31
------------------------------------------------------------------------------------------------------------------------------------
 27   03/11/02     04/08/02    TR    Carey Hubbard          2096     799       Lake          NW Corner of Lot 8, Block 19, Replat
                                     Family Trust                                            of Minneola
------------------------------------------------------------------------------------------------------------------------------------
 28   03/12/02     04/08/02    TR    Harland R. Dolamore    2096     818       Lake          A TRIANGULAR PARCEL OF LAND ALONG THE
                                                                                             NORTH AND EAST BOUNDARIES OF THOSE
                                                                                             LANDS AS DESCRIBED IN OFFICIAL RECORDS
                                                                                             BOOK 1942, PAGE 790 OF THE PUBLIC
                                                                                             RECORDS OF LAKE COUNTY, FLORIDA; SAID
                                                                                             PARCEL BEING MORE PARTICULARLY
                                                                                             DESCRIBED AS FOLLOWS: COMMENCE AT
                                                                                             THE NE
------------------------------------------------------------------------------------------------------------------------------------
 29   03/19/02     04/08/02    TR    Mini Property          2096     813       Lake          A TRIANGULAR PARCEL OF LAND LYING ALONG
                                     Investments                                             THE EAST BOUNDARY OF THOSE LANDS
                                                                                             DESCRIBED IN OFFICIAL RECORDS BOOK
                                                                                             1053, PAGES 1418-1421, AND OFFICIAL
                                                                                             RECORDS BOOK 1059, PAGES 585-586 OF
                                                                                             THE PUBLIC RECORDS OF LAKE COUNTY,
                                                                                             FLORIDA, SAID PARCEL BEING MORE
                                                                                             PARTICUL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 4

                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 30   03/19/02     04/16/02    TR    Joseph C. Coursey      2099     1477      Lake          THE WESTERLY PORTION OF THE FOLLOWING
                                     and Louanne C                                           DESCRIBED PROPERTY: FROM THE SW CORNER
                                     Hawthorne                                               OF THE E 1/4 OF THE NE 1/4 OF THE SW
                                                                                             1/4 OF SECTION 31, TOWNSHIP 19 SOUTH,
                                                                                             RANGE 26 EAST, LAKE COUNTY, FLORIDA,
                                                                                             RUN NORTH ALONG THE W LINE OF SAID E
                                                                                             1/4 OF THE NE 1/4 OF THE SW 1
------------------------------------------------------------------------------------------------------------------------------------
 31   03/25/02     05/24/02    TR    Tavares Ridge          2119     1202      Lake          A STRIP OF LAND 10 FEET IN WIDTH ACROSS
                                     Condominium                                             A NORTHERLY PORTION OF THOSE LANDS
                                     Homeowners                                              DESCRIBED IN OFFICIAL RECORDS BOOK 948,
                                     Association Inc.                                        PAGE 804 OF THE PUBLIC RECORDS OF LAKE
                                                                                             COUNTY, FLORIDA
------------------------------------------------------------------------------------------------------------------------------------
 32   03/25/02     04/16/02    TR    Billy Riddle           2099     1481      Lake          THE WESTERLY PORTION OF THE NORTH 396
                                                                                             FEET OF THE E 1/4 OF THE NW 1/4 OF THE
                                                                                             SW 1/4 OF SECTION 31, TOWNSHIP 19
                                                                                             SOUTH, RANGE 26 EAST.
------------------------------------------------------------------------------------------------------------------------------------
 33   03/26/02     04/16/02    TR    Magic Marketing, Inc.  2099     1479      Lake          LOT 6, LAKESIDE COMMERCIAL PARK,
                                                                                             SUBDIVISION OF THE CITY OF TAVARES,
                                                                                             FLORIDA, ACCORDING TO THE PLAT THEREOF
                                                                                             AS RECORDED IN PLAT BOOK 39, PAGES 21,
                                                                                             22 AND 23, PUBLIC RECORDS OF LAKE
                                                                                             COUNTY, FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 34   03/27/02     04/16/02    TR    HCN Inc.                   2099      1475 Lake          LOTS 1, 2, 3,4, 5, 7, 10, 11, 12, 13
                                                                                             LAKESIDE COMMERCIAL PARK, SUBDIVISION
                                                                                             OF THE CITY OF TAVARES, FLORIDA,
                                                                                             ACCORDING TO THE PLAT THEREOF AS
                                                                                             RECORDED IN PLAT BOOK 39, PAGES 21,
                                                                                             22, AND 23, PUBLIC RECORDS OF LAKE
                                                                                             COUNTY, FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 5


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 35   03/29/02     04/16/02    TR    Wayne A. Hoffman       2099     1485      Lake          A STRIP OF LAND 10 FEET IN WIDTH ACROSS
                                                                                             THE WESTERLY BOUNDARY OF THOSE LANDS
                                                                                             DESCRIBED IN OFFICIAL RECORDS BOOK
                                                                                             1324, PAGE 466, OFFICIAL RECORDS BOOK
                                                                                             1324, PAGE 476, AND OFFICIAL RECORDS
                                                                                             BOOK 1361, PAGE 2198 OF THE PUBLIUC
                                                                                             RECORDS OF LAKE COUNTY, FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 36   04/01/02     04/16/02    TR    MCM Holdings, L.L.C.   2099     1483      Lake          THE EAST 15 FEET ADJACENT TO ROAD RIGHT
                                                                                             OF WAY OF CR-561 OF THE FOLLOOWING
                                                                                             DESCRIBED PROPERTY: LOT 8, LAKESIDE
                                                                                             COMMERCIAL PARL, ACCORDING TO THE PLAT
                                                                                             THEREOF AS RECORDED IN PLAT BOOK 39,
                                                                                             PAGE 21, PUBLIC RECORDS OF LAKE COUNTY,
                                                                                             FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 37   04/16/02     04/30/02          Board of County        2106     775       Lake          Part of the NW 1/4 of the SE 1/4 of the
                                     Commissioners                                           SW 1/4
                                     Lake County,
                                     Florida
------------------------------------------------------------------------------------------------------------------------------------
 38   04/17/02     05/14/02    TR    Kristen L. Bartch      2114     568       Lake          LOT 9, LAKESIDE COMMERCIAL PARK,
                                     Family Limited                                          ACCORDING TO THE PLAT THEREOF AS
                                     Partnership                                             RECORDED IN PLAT BOOK 39, PAGE 21,
                                                                                             PUBLIC RECORDS OF LAKE COUNTY
------------------------------------------------------------------------------------------------------------------------------------
 39   03/14/02     04/15/02    TR    Brickyard Tap          2653     1743      Leon          SW corner of the SE 1/4 of the NW 1/4
                                     Motor Operator
------------------------------------------------------------------------------------------------------------------------------------
 40   01/11/02     01/11/02    TR    Peace River Electric   1        2         Manatee       COMM SW COR OF SECTION 19 ETC - NO
                                     Co-Op                                                   DOCUMENT, PART OF ASSIGN-MENT FROM
                                                                                             SEMINOLE ELCTRIC 6/30/95
------------------------------------------------------------------------------------------------------------------------------------
 41   01/04/00     03/30/00    SE    Lisa Paris             2770     1708      Marion        Lot 7, Block B Marion Oak Ranches
------------------------------------------------------------------------------------------------------------------------------------
 42   01/08/00     03/06/00    SE    William & Tara         2761     947       Marion        Lot 6, Block B Marion Oak Ranches
                                     Anderson
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 6


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 43   01/31/00     03/06/00    SE    Freedom Mobile         2761     949       Marion        Lot 6, Block C Marion Oaks Ranches
                                     Homes, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 44   02/03/00     06/02/00    SE    Ray Hill & Eleanor     2800     252       Marion        Lot 8, Block B Marion Oak Ranches
                                     Hill
------------------------------------------------------------------------------------------------------------------------------------
 45   05/05/00     06/02/00    TR    The Deltona            2800     504       Marion        Unit One: Tracts A, Z, A-A, A-B, A-J,
                                     Corporation                                             A-P, A-Q, and A-R Unit Nine: Tracts
                                                                                             T-1, T-2, T-3, T-4, T-5, T-6, T-11,
                                                                                             and T-65
------------------------------------------------------------------------------------------------------------------------------------
 46   05/05/00     06/02/00    SE    The Deltona            2800     506       Marion        Section 18-17S-21E, as a portion of
                                     Corporation                                             Marion Oaks, Unit 11
------------------------------------------------------------------------------------------------------------------------------------
 47   05/22/00     07/19/00    SE    Self Service           2818     1700      Marion        Lot 7, Block C Marion Oaks Ranches
                                     Storage Co
------------------------------------------------------------------------------------------------------------------------------------
 48   05/25/00     07/19/00    SE    Shirley B Rudnianyn    2818     1704      Marion        Lot 8, Block C Marion Oaks Ranches
------------------------------------------------------------------------------------------------------------------------------------
 49   07/20/01     07/30/01    TR    The Villages of        2995     870       Marion        ACCESS RD EASEMENT - REPLACES RELEASED
                                     Lake Sumter, Inc.                                       PORTION OF DEED FOR DALLAS SUBSTATION
------------------------------------------------------------------------------------------------------------------------------------
 50   01/03/02     02/19/02    TT    Olga O. Womer          3110     1514      Marion        Marion Oaks, Lot 12 Block D
------------------------------------------------------------------------------------------------------------------------------------
 51   01/07/02     02/08/02    TT    William A. Ortstein    3105     1271      Marion        Marion Oaks, Lot 71 Block A
------------------------------------------------------------------------------------------------------------------------------------
 52   01/17/02     02/25/02    TT    Floyd C. Johnson       3105     1052      Marion        Marion Oaks, Lot 15 Block D
------------------------------------------------------------------------------------------------------------------------------------
 53   01/17/02     02/08/02    TT    Ruth F. Whittier       3105     24D       Marion        Marion Oaks, Lot 24 Block D
------------------------------------------------------------------------------------------------------------------------------------
 54   01/18/02     02/25/02    TT    Earl R. Kiesgen        3114     1050      Marion        Marion Oaks, Lot 13 Block D
------------------------------------------------------------------------------------------------------------------------------------
 55   01/22/02     02/08/02    TT    Virginia A. Rellihen   3105     1273      Marion        Marion Oaks, Lot 56 Block A
------------------------------------------------------------------------------------------------------------------------------------
 56   01/23/02     02/08/02    TT    Don R. Babcock         3105     1277      Marion        Marion Oaks, Lot 67 Block A
------------------------------------------------------------------------------------------------------------------------------------
 57   01/23/02     02/08/02    TT    Shelby D. Morgan       3105     1279      Marion        Marion Oaks, Lot 52 Block A
------------------------------------------------------------------------------------------------------------------------------------
 58   01/25/02     02/19/02    TT    Joseph M. Metzer       3110     1512      Marion        Marion Oaks, Lot 23 Block C
------------------------------------------------------------------------------------------------------------------------------------
 59   01/28/02     02/19/02    TT    James Tranter          3110     1543      Marion        Marion Oaks, Lot 22 Block C
------------------------------------------------------------------------------------------------------------------------------------
 60   01/29/02     02/19/02    TT    Stuart A. Sabean       3110     1541      Marion        Marion Oaks, Lot 65 Block A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 7


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
--------------------------------------------------------------------------------------------------------------------------------
 61   01/30/02     03/19/02    TT    Robert Kline           3110     1551      Marion        Marion Oaks, Lot 74 Block A
------------------------------------------------------------------------------------------------------------------------------------
 62   01/31/02     02/19/02    TT    Betty N. Busby         3110     1504      Marion        Marion Oaks, Lot 73, Block A
------------------------------------------------------------------------------------------------------------------------------------
 63   02/01/02     02/19/02    TT    Anthony Pisacreta      3110     1550      Marion        Marion Oaks, Lot 66, Block A
------------------------------------------------------------------------------------------------------------------------------------
 64   02/04/02     02/19/02    TT    Cecilia Doyle          3110     1508      Marion        Marion Oaks, Lot 58 Block A
------------------------------------------------------------------------------------------------------------------------------------
 65   02/04/02     02/19/02    TT    Paul Tesauro           3110     1510      Marion        Marion Oaks, Lot 57 Block A
------------------------------------------------------------------------------------------------------------------------------------
 66   02/05/02     02/19/02    TT    John Bigwood           3110     1545      Marion        Marion Oaks, Lot 54 Block A
------------------------------------------------------------------------------------------------------------------------------------
 67   02/06/02     02/25/02    TT    Humberto Villegas      3114     1048      Marion        Marion Oaks, 10' Easement Adjacent
                                                                                             to RW
------------------------------------------------------------------------------------------------------------------------------------
 68   02/06/02     02/19/02    TT    Leon D. & Ruth K. Dash 3110     1506      Marion        Marion Oaks, Lot 72 Block A
------------------------------------------------------------------------------------------------------------------------------------
 69   02/06/02     02/19/02    TT    Robert J. Cantanio Sr. 3110     1547      Marion        Marion Oaks, Lot 25 Block D
------------------------------------------------------------------------------------------------------------------------------------
 70   02/07/02     02/25/02    TT    Agnes Cummiskey        3114     1056      Marion        Marion Oaks, Lot 60 Block A
------------------------------------------------------------------------------------------------------------------------------------
 71   02/08/02     02/25/02    TT    George S. Beyer        3114     1052      Marion        Marion Oaks, Lot 14 Block D
------------------------------------------------------------------------------------------------------------------------------------
 72   02/11/02     02/25/02    TT    Buford  Lindsey        3114     1508      Marion        Marion Oaks, Lot 70, Block A
------------------------------------------------------------------------------------------------------------------------------------
 73   02/11/02     02/25/02    TT    Leon T. Buker          3114     1046      Marion        Marion Oaks, Lot 53, Block A
------------------------------------------------------------------------------------------------------------------------------------
 74   02/12/02     02/25/02    TT    Phillip E. Nimmo lll   3114     1054      Marion        Marion Oaks, Lot 11 Block D
------------------------------------------------------------------------------------------------------------------------------------
 75   02/14/02     03/05/02    TT    Marie A. Stepp (Davis) 3119     406       Marion        Marion Oaks, Lot 69 Block A
------------------------------------------------------------------------------------------------------------------------------------
 76   02/19/02     03/05/02    TT    Helen Reilly           3119     408       Marion        Marion Oaks, Lot 55 Block A
------------------------------------------------------------------------------------------------------------------------------------
 77   02/25/02     04/02/02    TR    Erie P. Lazur Trust    3142     251       Marion        LOT 432 OF FLORIDA HIGHLANDS,
                                                                                             UNRECORDED SUBDIVISION IN SECTION 13,
                                                                                             TOWNSHIP 17 SOUTH, RANGE 20 EAST,
                                                                                             MARION COUNTY, FLORIDA, MORE
                                                                                             PARTICULARLY DESCRIBED AS : THE EAST
                                                                                             1/2 OF THE SE 1/4 OF THE NE 1/4 OF
                                                                                             THE SE 1/4 OF THE SW 1/4 OF SAID
                                                                                             SECTION 13
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 8


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 78   02/25/02     04/10/02    TR    Steve Lenczewski       3142     253       Marion        TRACT 430 BEING MORE PARTICULARLY
                                                                                             DESCRIBED AS FOLLOWS: E 1/2 OF THE
                                                                                             NE 1/4 OF THE NE 1/4 OF THE SE 1/4
                                                                                             OF THE SW 1/4 OF SECTION 13, TOWNSHIP
                                                                                             17 SOUTH, RANGE 20, MARION COUNTY,
                                                                                             FLORIDA
------------------------------------------------------------------------------------------------------------------------------------
 79   02/26/02     04/10/02    TR    M. Nancy High          3142     255       Marion        LOT 59, BLOCK A, OAK RUN NEIGHBORHOOD
                                                                                             8-B, AS PER PLAT THEREOF, RECORDED IN
                                                                                             PLAT BOOK 1, PAGES 86 THROUGH 91, OF
                                                                                             THE PUBLIC RECORDS OF MARION COUNTY, FL
------------------------------------------------------------------------------------------------------------------------------------
 80   02/27/02     04/10/02    TR    Krishman Kadan         3142     232       Marion        LOT 42, IN BLOCK 1384, MARION OAKS UNIT
                                     Veattilrama                                             ELEVEN, A SUBDIVISION ACCORDING TO THE
                                                                                             PLAT THEREOF, RECORDED IN PLAT BOOK O,
                                                                                             AT PAGES 214 THROUGH 224 OF THE PUBLIC
                                                                                             RECORDS OF MARION COUNTY, FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 81   03/11/02     04/10/02    TR    Alice M. Holchin       3142     230       Marion        LOT 68, BLOCK "A", OF OAK RUN NEIGHBOR-
                                                                                             HOOD 8-A, AS PER PLAT THEREOF, RECORDED
                                                                                             IN PLAT BOOK 1, PAGES 64 THROUGH 70, OF
                                                                                             THE PUBLIC RECORDS OF MARION COUNTY,
                                                                                             FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 82   03/12/02     04/10/02    TR    Pedro & Veronica       3142     226       Marion        LOT 1 OF BLOCK 922, OF MARION OAKS UNIT
                                     Maquez                                                  TEN, A SUBDIVISION ACCORDING TO THE
                                                                                             PLAT THEREOF AS RECORDED IN PLAT
                                                                                             BOOK O, PAGES 194 THROUGH 213, OF THE
                                                                                             PUBLIC RECORDS OF MARION COUNTY,
                                                                                             FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
 83   03/12/02     04/10/02    TR    Pedro & Veronica       3142     228       Marion        LOT 5 OF BLOCK 922, OF MARION OAKS UNIT
                                     Maquez                                                  TEN, A SUBDIVISION ACCORDING TO THE
                                                                                             PLAT THEREOF AS RECORDED IN PLAT
                                                                                             BOOK O, AT PAGES 194 THROUGH 213 OF THE
                                                                                             PUBLIC RECORDS OF MARION COUNTY,
                                                                                             FLORIDA.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 9


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 84   03/25/02     04/15/02    TR    SunTrust Bank          3144     1248      Marion        LOT 11, OF BLOCK 1399 OF MARION OAKS
                                                                                             UNIT ELEVEN, A SUBDIVISION, ACCORDING
                                                                                             TO THE PLAT THEREOF AS RECORDED IN PLAT
                                                                                             BOOK O, AT PAGES 214 THROUGH 224, OF
                                                                                             THE PUBLIC RECORDS OF MARION COUNTY,
                                                                                             FLORIDA
                                                                                             LOT 2, OF BLOCK 920 OF MARION OAKS UNIT
                                                                                             TEN, A SUBDIVISION
------------------------------------------------------------------------------------------------------------------------------------
 85   03/27/02     04/15/02    TR    Gaspar Lupo            3144     1250      Marion        LOT 3, OF BLOCK 920, OF MARION OAKS
                                                                                             UNIT TEN, ACCORDING TO THE PLAT
                                                                                             THEREOF, AS RECORDED IN PLAT BOOK O,
                                                                                             PAGE 194 THROUGH 213 OF THE PUBLIC
                                                                                             RECORDS OF ORANGE EOUNTY, FLORIDA.
                                                                                             LYING AND BEING INSECTION 6, TOWNSHIP
                                                                                             17 SOUTH, RANGE 21 EAST.
------------------------------------------------------------------------------------------------------------------------------------
 86   04/25/02     05/15/02    TR    Five Star Title        3163     1715      Marion        LOT 8 BLOCK 1399, LOT 7 BLOCK 1405,
                                     Services, Inc. TR                                       LOT 6 BLOCK 1405, LOT 5 BLOCK 1405,
                                                                                             LOT 4 BLOCK 1405, LOT 3 BLOCK 1405,
                                                                                             LOT 2 BLOCK 1405, LOT 1 BLOCK 1405,
                                                                                             MARION OAKS UNIT ELEVEN; TRACT E AND
                                                                                             TRACT B, MARION OAKS UNIT TEN, ALL
                                                                                             LYING IN SECTION 7, TOWNSHIP 17 SOUTH
------------------------------------------------------------------------------------------------------------------------------------
 87   04/25/02     05/24/02    TR    The Deltona            3169     544       Marion        NE Corner of Lot 22, Block 1384 of
                                     Corporation                                             Marion Oaks Unit 11
------------------------------------------------------------------------------------------------------------------------------------
 88   04/26/02     06/10/02    TT    Oehlerking Associates  3177     909       Marion        S 10' of the parcel lying N of and
                                                                                             adjacent to the N RW line of CR 484
                                                                                             and E of the E RW line of SR 200
------------------------------------------------------------------------------------------------------------------------------------
 89   05/23/02     06/10/02    TR    Robert P Drake         3177     905       Marion        NW 1/4 of Sec 35, W along NW 1/4 of
                                     Trustee                                                 NW 1/4
------------------------------------------------------------------------------------------------------------------------------------
 90   02/05/05     02/19/02    TT    Mildred M. Whitcraft   3110     1502      Marion        Marion Oaks, Lot 24 Block C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 10


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
 91   01/23/00     01/25/02    TR    Orange County,         6442     3507      Orange        E 1/4 corner of Sec 17, N 00'07'39"
                                     Florida                                                 along the E line of Sec 17
------------------------------------------------------------------------------------------------------------------------------------
 92   08/08/01     09/28/01    TR    Harry R and Yvonne     6358     10        Orange        35' Easement area described as the
                                     Strange                                                 W 35' of Lot 7, Block Y, Sec 32/22/28
------------------------------------------------------------------------------------------------------------------------------------
 93   08/09/01     09/28/01    TR    Julie DenBesten        6358     8         Orange        35' wide easement area described as the
                                                                                             W 35' of W 2/5 of Lot 8, Block Y,
                                                                                             Sec32/22/28
------------------------------------------------------------------------------------------------------------------------------------
 94   09/17/01     11/29/01    TR    Pulte Home Corp        6401     537       Orange        TRACT C-5, GLENMUIR UNIT 1,RECORDED IN
                                     A Michigan Company                                      PLAT BK 48, PGS 39-42
------------------------------------------------------------------------------------------------------------------------------------
 95   04/15/02     05/03/02    SEMA  Convention Center      6516     429       Orange        N corner of Block B, Plaza Inter-
                                     Expansion Phase V                                       national Unit Six, as recorded in
                                                                                             Plat Book 12, Page 78
------------------------------------------------------------------------------------------------------------------------------------
 96   08/21/01     08/21/01    TR    Pasco County           4698     1526      Pasco         (SUPPLEMENTAL COMMUNICATION EASEMENT)
                                                                                             A 295 FOOT WIDE RIGH-OF-WAY AREA
                                                                                             THROUGH THE NORTH 3/4 OF THE WEST 1/4,
                                                                                             SECTION 25, TOWNSHIP 24 SOUTH, RANGE 17
                                                                                             EAST
------------------------------------------------------------------------------------------------------------------------------------
 97   08/21/01     08/21/01    TR    Pasco County           4698     1518      Pasco         (SUPPLEMENTAL EASEMENT FOR ADDITIONAL
                                                                                             FACILITIES IN EXISTING RIGHT-OF-WAY)
                                                                                             A 295 FOOT WIDE RIGH-OF-WAY AREA
                                                                                             THROUGH THE NORTH 3/4 OF THE WEST 1/4
------------------------------------------------------------------------------------------------------------------------------------
 98   08/21/01     08/21/01    TR    Pasco County           4698     1522      Pasco         A 60 FOOT BY 60 FOOT ELECTRIC TRANS-
                                                                                             MISSION EASEMENT LYING IN THE SW 1/4
                                                                                             OF SECTION 25, TOWNSHIP 24 S, RANGE 17E
------------------------------------------------------------------------------------------------------------------------------------
 99   04/28/02     05/28/02    UE    Florida Dept of        4958     1744      Pasco         SW 1/4 of SW 1/4 of SW 1/4
                                     Environmental
                                     Protection
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 11


                             Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
100   03/26/02     04/15/02    TR    Richard Dimmitt        11945    1608      Pinellas      A PORTION OF PARCEL 5, GATEWAY CENTRE
                                                                                             BUSINESS PARK, AS RECORDED IN PLAT
                                                                                             BK 97, PG 1 - 13
------------------------------------------------------------------------------------------------------------------------------------
101   08/29/36     09/10/01    TR    MOUNTAIN LAKE          4794     9621      POLK          W-1/2 OF E-1/2 OF SW-1/4 & SW-1/4 OF
                                     CORPORATION                                             NE-1/4PARALLEL TO RR
------------------------------------------------------------------------------------------------------------------------------------
102   06/14/01     07/03/01    TR    U S AGRI-              4741     3         POLK          SW-1/4 OF SW-1/4
                                     CHEMICALS CORP
------------------------------------------------------------------------------------------------------------------------------------
103   03/09/01     06/01/01    TT    Christopher and        4090     265       Seminole      S 10' of the property
                                     Shirley Cobb
------------------------------------------------------------------------------------------------------------------------------------
104   04/17/01     06/01/01    TR    BF Wheeler, Jr         4090     267       Seminole      SW corner of W 1/2 of SE 1/4 of SE 1/4
------------------------------------------------------------------------------------------------------------------------------------
105   05/22/01     12/10/01    TR    CITY OF OVIEDO         4122     456       Seminole      THE WEST TEN FEET OG THE SOUTH 10 FEET
                                                                                             OF LOT 3; THE SOUTH TEN FEET OF LOT 2;
                                                                                             AND THE SOUTH TEN FEET OF LOT1 OF LOCK-
                                                                                             WOOD BLVD COMPLEX, ALL LYING IN SECTION
                                                                                             13, TOWNSHIP 21 SOUTH, RANGE 31 EAST
                                                                                             TOGETHER WITH A 10 FOOT WIDE EASEMENT
                                                                                             AREA DEFINED AS THE SOU
------------------------------------------------------------------------------------------------------------------------------------
106   05/22/01     07/05/01    TT    City of Oviedo         48       17        Seminole      W 10' of S10' of Lot 3, 2, & 1
------------------------------------------------------------------------------------------------------------------------------------
107   05/31/01     06/04/01    AE    BF Wheeler, Jr         4091     527A      Seminole      SW 1/4 SE 1/4
------------------------------------------------------------------------------------------------------------------------------------
108   06/18/01     07/05/01    AE    Joseph Krol            4122     453       Seminole      SW  1/4 along W boundary of SW 1/4 S
------------------------------------------------------------------------------------------------------------------------------------
109   08/06/01     01/04/02    TR    Riverside Landings     4266     1448      Seminole      SE corner of Lot 1, Riverside Landings
                                     LLC                                                     Sec13/21S/31E
------------------------------------------------------------------------------------------------------------------------------------
110   08/29/01     10/30/01    TR    BF Wheeler, Jr         4209     971       Seminole      E 1/2 of NE 1/4 of NW 1/4
------------------------------------------------------------------------------------------------------------------------------------
111   12/13/01     01/12/02    TR    First Union            4289     54        Seminole      20' wide aerial easement, including
                                     National Bank                                           a 10' square location for one pole
------------------------------------------------------------------------------------------------------------------------------------
112   02/01/02                 SE    BF Wheeler, Jr         4091     527       Seminole      SW 1/4 of SE 1/4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 12


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
113   02/08/02     06/07/02    TR    Rudolf O Mueller       4428     577       Seminole      N 10" of E 270' of W 406' of Lot 5
------------------------------------------------------------------------------------------------------------------------------------
114   04/29/02     05/02/02    ARE   First Team Ford, Ltd   4397     99        Seminole      Portion of SW 1/4 of Sec 32/19S/30E
------------------------------------------------------------------------------------------------------------------------------------
115   04/29/02     05/02/02    ARE   Metro Chrysler         4397     95        Seminole      Portion of SW 1/4 of Sec 32/19S/30E
                                     Jeep, Inc.
------------------------------------------------------------------------------------------------------------------------------------
116   11/29/01     01/08/02    TR    Suwannee American      910      243       Suwannee      The E 70' of the SE 1/4 of NE 1/4
                                     Ltd.                                                    of NW 1/4
------------------------------------------------------------------------------------------------------------------------------------
117   11/30/01     01/07/02          Santa Fe Cemetery,     910      71        Suwannee      E 70' of the SE 1/4 of SE 1/4 of SW 1/4
                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
118                12/02/01    WD    Brown Monroe Partners  4879     930       Polk          Situate in Sec 3-26S-27E, Polk Co., FL,
                                                                                             Comm at NW cor of NE/NW
------------------------------------------------------------------------------------------------------------------------------------
119                03/22/02    SWD   Hernando County        1513     1288      Hernando      Lot 45, Corporate Office Airpark,
                                                                                             PH 111
------------------------------------------------------------------------------------------------------------------------------------
120                09/25/01    SWD   Orange County          6355     2350      Orange        NW Corner of S2-23S-27E NW 1/4 of Sec2
                                     Expressway
                                     Authority
------------------------------------------------------------------------------------------------------------------------------------
121                08/16/01    D     Headwest, Inc          4148     1172      Seminole      Section 8, Township 21 South, Range 30
                                                                                             East; Section 7, Township 21 South,
                                                                                             Range 30 East; Headwest Industrial Park
------------------------------------------------------------------------------------------------------------------------------------
122                11/30/01    D     Holland Properties     6402     6244      Orange        Lots5, 6, 19, 20, 2l and 22 of Britt
                                     Inc., Robert S.                                         Business Center North, Phase One
                                     Holland, Thomas E.
                                     DeLoach, J. Russell
                                     Hamlin, Morgan
                                     Alexander Grant,
                                     Donald G. Sweringen
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 13


                     Fourtieth Supplemental Indenture

                                 Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
      Document     Recording   Type  Grantor                OR Book  Page      County        Legal Description
        Date         Date
------------------------------------------------------------------------------------------------------------------------------------
123                01/09/02    D     St. Joe Timberland     272      640       Gulf          Section 31, Township 8 South, Range 9
                                     Company of                                              West; commencing at the intersection
                                     Delaware, L.L.C.                                        of the line common to Gulf & Franklin
                                                                                             Counties with the south right-of-way
                                                                                             line of the Apalachicola Northern
                                                                                             Railroad
------------------------------------------------------------------------------------------------------------------------------------


Easement Types:                                             Fee Types:
ACE - Access Road                                           D - Deed
TR - Transmission                                           WD - Warranty Deed
UE - Utility                                                SWD - Special Warranty Deed
TT - Tree Trimming
SE - Supplemental
SEMA - Second Easement Modification Agreement
AE - Aerial
GE - Guying
FE - Facility
                                                                                                                        Page 14